Exhibit 17(b)

--------------------------------------------------------------------------------
Dear Shareholder:

     We are pleased to provide you with this Annual Report for the Merrill Lynch Funds For Institutions Series.

Merrill Lynch Premier Institutional Fund

     For the year ended April 30, 2000, Merrill Lynch Premier Institutional Fund's net yield was 5.38%. The Fund's seven-day annualized yield as of April 30, 2000, was 6.00%. The average portfolio maturity for the Merrill Lynch Premier Institutional Fund at April 30, 2000, was 62 days, compared to 64 days at October 31, 1999.

     During the period ended April 30, 2000, Merrill Lynch Premier
Institutional Fund maintained an average life ranging from a low of 52 days to a high of 71 days. The US economy has shrugged off repeated attempts by the Federal Reserve Board to slow it down, and appears to be accelerating at a faster pace in recent months. While it has been our opinion that the Federal Reserve Board would continue to raise interest rates, value in some longer-dated securities has led us to maintain our average life in the 60-day range.

     Much of our effort early in the period was focused on preparation for the arrival of the year 2000 (Y2K). Even though we believed that the Federal Reserve Board had taken adequate steps to ensure that markets would remain orderly, we thought that it was important to provide enhanced shareholder liquidity toward year-end. As such, we focused the Fund's investments on securities maturing in December. As the period progressed and it became apparent that the Federal Reserve Board would continue to raise interest rates, we increased our position in floating rate securities since we believed that they would benefit the Fund as interest rates increased. Later in the period, we took advantage of the relatively steep yield curve by investing in one-year bank issues.

     Looking ahead, we expect the rapid growth of the US economy coupled with signs of accelerating price pressures to keep the Federal Reserve Board in a tightening mode.

Merrill Lynch Institutional Fund

     For the year ended April 30, 2000, Merrill Lynch Institutional Fund's net yield was 5.32%. The Fund's seven-day annualized yield as of April 30, 2000, was 5.96%. The average portfolio maturity for the Merrill Lynch Institutional Fund at April 30, 2000, was 62 days, compared to 67 days at October 31, 1999.

     During the period ended April 30, 2000, Merrill Lynch Institutional Fund maintained an average life ranging from a low of 51 days to a high of 72 days. The US economy has shrugged off repeated attempts by the Federal Reserve Board to slow it down, and appears to be accelerating at a faster pace in recent months. While it has been our opinion that the Federal Reserve Board would continue to raise interest rates, value in some longer-dated securities has led us to maintain our average life in the 60-day range.

     Much of our effort early in the period was focused on Y2K preparations. Even though we believed that the Federal Reserve Board had taken adequate steps to ensure that markets would remain orderly, we thought that it was important to provide enhanced shareholder liquidity toward year-end. As such, we focused the Fund's investments on securities maturing in December. As the period progressed and it became apparent that the Federal Reserve Board would continue to raise interest rates, we increased our position in floating rate securities since we believed that they would benefit the Fund as interest rates increased. Later in the period, we took advantage of the relatively steep yield curve by investing in one-year bank issues.

     Looking ahead, we expect the rapid growth of the US economy coupled with signs of accelerating price pressures to keep the Federal Reserve Board in a tightening mode.

Merrill Lynch Rated Institutional Fund

     For the year ended April 30, 2000, Merrill Lynch Rated Institutional Fund's net yield was 5.29%. The Fund's seven-day annualized yield as of April 30, 2000, was 5.85%. The average portfolio maturity for the Merrill Lynch Rated Institutional Fund at April 30, 2000, was 52 days, compared to 39 days at October 31, 1999.

     During the period ended April 30, 2000, Merrill Lynch Rated Institutional Fund maintained an average life ranging from a low of 28 days to a high of 55 days. The US economy has shrugged off repeated attempts by the Federal Reserve Board to slow it down, and appears to be accelerating at a faster pace in recent months. While it has been our opinion that the Federal Reserve Board would continue to raise interest rates, value in some longer-dated securities has led us to maintain our average life in the 50-day range.

     Much of our effort early in the period was focused on Y2K preparations. Even though we believed that the Federal Reserve Board had taken adequate steps to ensure that markets would remain orderly, we thought that it was important to provide enhanced shareholder liquidity toward year-end. As such, we focused the Fund's investments on securities maturing in December. As the period progressed and it became apparent that the Federal Reserve Board would continue to raise interest rates, we increased our position in floating rate securities since we believed that they would benefit the Fund as interest rates increased. Later in the period, we took advantage of the relatively steep yield curve by investing in one-year bank issues.

     Looking ahead, we expect the rapid growth of the US economy coupled with signs of accelerating price pressures to keep the Federal Reserve Board in a tightening mode.

Merrill Lynch Government Fund

     For the year ended April 30, 2000, Merrill Lynch Government Fund's net yield was 5.22%. The Fund's seven-day annualized yield as of April 30, 2000, was 5.79%. The average portfolio maturity for the Merrill Lynch Government Fund at April 30, 2000, was 55 days, compared to 56 days at October 31, 1999.

     For the six months ended April 30, 2000, Merrill Lynch Government Fund generally held its average life close to the 60-day area. This reflected our involvement in a steep yield curve environment that was driven initially by Y2K concerns and a more restrictive monetary policy.

     For the balance of 1999, we prepared the Fund for Y2K. We reduced our overnight position from 30% of net assets to 18% by 1999 year-end. Conversely, we added a three-month agency exposure as financing levels declined dramatically. On the floating rate front, we favored securities with an interest rate floor that were reset off the weekly three-month Treasury bill auction.

     Recent months have seen a pronounced change in the Fund's structure. We believed that, despite rising interest rates, the lack of Treasury supply resulting from diminished issuance and buybacks would invert the yield curve. As a result, we adopted a barbell structure. At April 30, 2000, nearly 50% of the Fund's net assets were invested in overnight issues, with 30% in floating rate issues and the balance in the one-year sector. This allows the greater portion of the Fund's assets to take advantage of rising interest rates while the longer-term investments should provide yield enhancement and potential price appreciation.

Merrill Lynch Treasury Fund

     For the year ended April 30, 2000, Merrill Lynch Treasury Fund's net yield was 4.83%. The Fund's seven-day annualized yield as of April 30, 2000, was 5.54%. The average portfolio maturity for Merrill Lynch Treasury Fund at April 30, 2000, was 54 days, compared to 55 days at October 31, 1999.

     For the six months ended April 30, 2000, Merrill Lynch Treasury Fund largely maintained its average life near the 60-day limit as relatively tight technicals fostered a steep yield curve and a favorable interest rate environment. The first half of the period dealt with uncertainty surrounding the Y2K phenomena. We believed that while our asset base usually grows temporarily at year-end, the assets attracted by this event would be invested for an extremely short term as a result of their tenuous nature. As a result, the Fund's average life fell to a low of 30 days in recognition that preservation of capital would take precedent over yield.

     More recently, we have taken a more aggressive stance. Changes to the Treasury's auction calendar have steepened the yield curve in the front end and dramatically tightened Treasury liquidity spreads. As a result, we eliminated our Treasury note position and extended the Fund's average life to the high 50-day area. We have targeted early May, June and July bills as sectors with value. Reinvestment of April cash management bills coupled with the results of the Federal Reserve Board's meeting on May 16 have continued to keep the front end of the yield curve steep.

Merrill Lynch Institutional Tax-Exempt Fund

     For the year ended April 30, 2000, Merrill Lynch Institutional Tax-Exempt Fund's net yield was 3.36%. The Fund's seven-day annualized yield as of April 30, 2000, was 4.28%. The average portfolio maturity for Merrill Lynch Institutional Tax-Exempt Fund at April 30, 2000, was 50 days, compared to 65 days at October 31, 1999.

     We continued to pursue a neutral investment strategy throughout the six-month period ended April 30, 2000. Tight labor conditions persisted throughout the period, while economic growth continued at an accelerated rate. As a result of an increase in energy prices, inflation, which had remained somewhat subdued for the majority of the period, began to show signs of filtering into the economy by the end of the period. The Federal Reserve Board continued its approach to monetary policy by increasing the Federal Funds rate in a series of 25 basis point (0.25%) moves to slow economic growth. The latest move came at the May 16, 2000 Federal Open Market Committee meeting, when the Federal Funds rate was increased to 6.50%.

     We allowed the average life of the Fund, which began the period in the 70-day range, to decline steadily and to end the period in the 50-day range. In an attempt to stabilize the Fund's yield during periods when variable rate demand note (VRDN) rates became volatile, we pursued short-term municipal notes and purchased tax-exempt commercial paper in the 60-day to 90-day range. At the beginning of the period, we anticipated that short-term municipal issuance would subside with the coming of Y2K, however a steady inventory of smaller local municipal note issuance persisted. This issuance allowed yields on one-year municipal notes to increase from the 3.70% range to the 4.00% range in December and end the period in the 4.25% range. In December, we had prepared for an anticipated increase in subscriptions from individuals seeking a safe haven from Y2K and from corporations taking advantage of an anticipated spike in VRDN yields that were caused by seasonal year-end factors. However, the Fund's net assets did not increase but declined. As for the short-term, tax-exempt municipal market in general, year-end cash flows were similar to those of the previous year with no noticeable irregularities created by the effects of Y2K.

     The Fund was well situated in January and February as a seasonal increase in subscriptions allowed yields on VRDN securities to decline below attractive tax-equivalent levels. This reduction in VRDN yield levels allowed the Fund to perform well because of its smaller exposure to such securities. In March, we began to increase the Fund's exposure to VRDNs to seek to take advantage of the anticipated rise in VRDN yield levels offered during the annual tax season. The net assets of the Fund, which began the period at $2.4 billion, increased to a high of nearly $2.5 billion on December 2, 1999 before ending the period at $2.1 billion.

     In the coming months, we will continue to monitor the changes in the economic environment in accordance with the Fund's investment strategy. As inflationary data begins to show signs of accelerating, the Federal Reserve Board remains prepared to continue to raise short-term interest rates in an effort to slow economic growth. The emphasis will be on how high short-term interest rates will have to go in order to slow the domestic economy. However, with the equity markets beginning to become more volatile, it has become unclear as to what effect this will have on the Federal Reserve Board's agenda. We will begin the upcoming period pursuing a more defensive approach to the market as we continue through a period of higher short-term municipal rates created from seasonal tax-related redemptions. We expect to continue to concentrate on maintaining tax-exempt commercial paper in the 60-day to 90-day range while looking to increase the Fund's exposure to VRDNs. We will also pursue short-term municipal notes when yield levels warrant it. Finally, we will closely monitor credit quality while at the same time seek to maintain an attractive tax-exempt yield for our shareholders.

     We thank you for your continued interest in Merrill Lynch Funds For Institutions Series, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Robert W. Crook                              /s/ P. Michael Walsh
Robert W. Crook                                  P. Michael Walsh
President and Trustee                            Vice President and Portfolio Manager
Merrill Lynch Funds For Institutions Series      Merrill Lynch Premier Institutional Fund
                                                 Merrill Lynch Institutional Fund
                                                 Merrill Lynch Rated Institutional Fund

/s/ Kevin Schiatta                               /s/ John Ng
Kevin Schiatta                                   John Ng
Vice President and Portfolio Manager             Vice President and Portfolio Manager
Merrill Lynch Institutional Tax-Exempt Fund      Merrill Lynch Government Fund
                                                 Merrill Lynch Treasury Fund

May 26, 2000

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments
April 30, 2000
================================================================================

                                                                                Interest       Maturity           Value
                       Face Amount                                                Rate*          Date           (Note 1a)
=========================================================================================================================
U.S.                 $15,000,000    U.S. Treasury Notes ...................       5.38%        07/31/00     $  14,967,195
Government &          30,000,000    U.S. Treasury Notes ...................       4.63         11/30/00        29,700,000
Agency                10,000,000    U.S. Treasury Notes ...................       4.63         12/31/00         9,875,000
Issues -- 3.1%        56,800,000    U.S. Treasury Notes ...................       4.50         01/31/01        55,983,500
                      40,000,000    U.S. Treasury Notes ...................       5.00         04/30/01        39,412,520
                      25,000,000    Federal Home Loan Banks ...............       4.95         11/20/00        24,819,573
                      25,000,000    Federal Home Loan Mortgage Corp. ......       5.05         11/17/00        24,836,575
                      25,000,000    Federal Home Loan Mortgage Corp. ......       5.13         11/24/00        24,838,997
                      25,000,000    Federal Home Loan Mortgage Corp. ......       5.18         11/24/00        24,845,847
                      12,500,000    Federal Home Loan Mortgage Corp. ......       5.25         01/19/01        12,393,686
                      25,000,000    Federal Home Loan Mortgage Corp. ......       5.15         01/26/01        24,760,197
                      25,000,000    Federal National Mortgage Assoc. ......       5.21         01/26/01        24,706,797
                      41,455,000    Federal National Mortgage Assoc. ......       5.41         03/22/01        40,956,915
                      25,000,000    Federal National Mortgage Assoc. ......       5.38         03/27/01        24,688,848
                      25,000,000    Federal National Mortgage Assoc. ......       5.40         03/27/01        24,694,223
                      24,900,000    Federal National Mortgage Assoc. ......       5.38         04/06/01        24,582,398
                      20,000,000    Federal National Mortgage Assoc. ......       6.00         07/17/01        19,802,500
-------------------------------------------------------------------------------------------------------------------------
                                    Total U.S. Government & Agency
                                    Issues (Cost $450,554,822) ............                                   445,864,771
-------------------------------------------------------------------------------------------------------------------------
U.S.                  25,000,000    Federal Home Loan Mortgage Corp. ......       6.28         07/14/00        24,997,473
Government           100,000,000    Federal Home Loan Mortgage Corp. ......       6.06         01/10/01        99,970,990
Agency               100,000,000    Federal Home Loan Mortgage Corp. ......       6.10         09/17/01        99,900,852
Issues --            244,500,000    Federal National Mortgage Assoc. ......       6.08         09/17/01       244,241,603
Variable Rate --     200,000,000    Student Loan Marketing Assoc. .........       6.43         09/29/00       199,979,715
10.7%                200,000,000    Student Loan Marketing Assoc. .........       6.22         03/09/01       199,917,106
                     100,000,000    Student Loan Marketing Assoc. .........       6.28         08/14/01        99,981,501
                     140,000,000    Student Loan Marketing Assoc. .........       6.30         08/23/01       139,929,654
                     450,000,000    Student Loan Marketing Assoc. .........       6.25         04/12/02       449,752,149
-------------------------------------------------------------------------------------------------------------------------
                                    Total U.S. Government Agency
                                    Issues -- Variable Rate
                                    (Cost $1,558,634,124) .................                                 1,558,671,043
-------------------------------------------------------------------------------------------------------------------------
Certificates of       25,000,000    First USA Bank, NA ....................       6.20         10/18/00        24,928,421
Deposit -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
                                    Total Certificates of Deposit
                                    (Cost $24,993,341) ....................                                    24,928,421
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                                   Interest     Maturity        Value
                    Face Amount                                                     Rate*         Date        (Note 1a)
=========================================================================================================================
Certificates     $ 50,000,000    First Union National Bank, NC ...............       6.16%       08/29/00     $50,000,000
of Deposit --     100,000,000    First Union National Bank, NC ...............       6.21        08/31/00     100,000,000
Variable
Rate -- 1.0%
-------------------------------------------------------------------------------------------------------------------------
                                 Total Certificates of Deposit --
                                 Variable Rate (Cost $150,000,000) ...........                                150,000,000
-------------------------------------------------------------------------------------------------------------------------
Euro               20,000,000    Bayerische Landesbank Girozentrale,
Certificates of                    London ....................................       6.09        06/13/00      19,999,742
Deposit --         50,000,000    Cassa di Risparmio delle Provincie
Variable                           Lombarde, London ..........................       6.07        06/09/00      50,000,534
Rate -- 1.5%       50,000,000    Credit Agricole Indosuez, NY ................       6.71        03/07/01      49,882,504
                  100,000,000    Svenska Handelsbanken, London ...............       6.02        05/09/00     100,000,394
-------------------------------------------------------------------------------------------------------------------------
                                 Total Euro Certificates of Deposit --
                                 Variable Rate (Cost $220,004,701) ...........                                219,883,174
-------------------------------------------------------------------------------------------------------------------------
Yankee             25,000,000    Australia & New Zealand Banking
Certificates of                    Group, NY .................................       6.72        03/16/01      24,944,244
Deposit --        100,000,000    Banco Bilbao Vizcaya, NY ....................       6.80        04/17/01      99,822,253
10.6%             100,000,000    Bank of Nova Scotia, Portland ...............       6.01        11/13/00      99,556,000
                   97,000,000    Bank of Nova Scotia, Portland ...............       6.78        02/22/01      96,842,706
                   38,000,000    Bank of Nova Scotia, Portland ...............       6.74        03/14/01      37,909,964
                   25,000,000    Commerzbank AG, NY ..........................       5.91        08/04/00      24,944,529
                   57,000,000    Commerzbank AG, NY ..........................       6.76        03/27/01      56,889,490
                   70,000,000    Credit Communal de Belgique, NY .............       5.96        10/02/00      69,745,791
                   20,000,000    Credit Communal de Belgique, NY .............       6.54        01/18/01      19,943,727
                   50,000,000    Credit Communal de Belgique, NY .............       6.71        02/28/01      49,887,918
                   60,000,000    Deutsche Bank AG, NY ........................       6.67        03/12/01      59,841,475
                   25,000,000    Deutsche Bank AG, NY ........................       6.80        04/17/01      24,957,858
                   50,000,000    Norddeutsche Landesbank
                                   Girozentrale, NY ..........................       6.72        02/07/01      49,906,331
                  100,000,000    Norddeutsche Landesbank
                                   Girozentrale, NY ..........................       6.86        04/06/01      99,889,161
                   50,000,000    Rabobank Nederland N.V., NY .................       6.71        03/16/01      49,884,304
                   50,000,000    Rabobank Nederland N.V., NY .................       6.85        04/06/01      49,935,761
                   50,000,000    Royal Bank of Canada, NY ....................       6.54        01/16/01      49,860,023

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                                   Interest    Maturity          Value
                     Face Amount                                                     Rate*       Date          (Note 1a)
=========================================================================================================================
Yankee            $ 50,000,000    Svenska Handelsbanken, NY ..................       6.40%     12/29/00     $  49,834,399
Certificates of     50,000,000    Svenska Handelsbanken, NY ..................       6.67      03/02/01        49,872,021
Deposit            100,000,000    Toronto-Dominion Bank Ltd., NY .............       6.05      06/19/00       100,000,000
(continued)         23,000,000    UBS AG, Stamford ...........................       5.82      08/03/00        22,944,620
                   100,000,000    UBS AG, Stamford ...........................       6.00      11/13/00        99,550,803
                    50,000,000    UBS AG, Stamford ...........................       6.06      11/20/00        49,781,819
                   100,000,000    UBS AG, Stamford ...........................       6.38      12/22/00        99,671,172
                    50,000,000    Unibank A/S, NY ............................       6.81      04/17/01        49,920,261
                    50,000,000    Westpac Banking Corp., NY ..................       6.80      03/28/01        49,721,759
-------------------------------------------------------------------------------------------------------------------------
                                  Total Yankee Certificates of Deposit
                                  (Cost $1,539,495,050) ......................                              1,536,058,389
-------------------------------------------------------------------------------------------------------------------------
Yankee             150,000,000    Bank Austria, NY ...........................       6.08      12/11/00       149,936,087
Certificates of     50,000,000    Bayerische Hypo-und Vereinsbank
Deposit --                          AG, NY ...................................       6.04      05/15/00        49,998,634
Variable           225,000,000    Bayerische Hypo-und Vereinsbank
Rate -- 7.6%                        AG, NY ...................................       6.10      02/28/01       224,908,821
                    75,000,000    Bayerische Landesbank Girozentrale,
                                    NY .......................................       6.10      11/09/00        74,972,459
                   100,000,000    Bayerische Landesbank Girozentrale,
                                    NY .......................................       6.03      12/15/00        99,937,705
                   155,000,000    Bayerische Landesbank Girozentrale,
                                    NY .......................................       6.10      02/28/01       154,937,187
                   200,000,000    Credit Agricole Indosuez, NY ...............       6.12      11/08/00       199,937,377
                   150,000,000    Commerzbank AG, NY .........................       6.05      03/01/01       149,939,026
-------------------------------------------------------------------------------------------------------------------------
                                  Total Yankee Certificates of
                                  Deposit -- Variable Rate
                                  (Cost $1,104,567,296) ......................                              1,104,567,296
-------------------------------------------------------------------------------------------------------------------------
Time               150,000,000    Barclays Bank PLC, Nassau ..................       5.97      05/01/00       150,000,000
Deposits --        200,000,000    Chase Manhattan Bank, Nassau ...............       6.00      05/01/00       200,000,000
10.6%              150,000,000    Citibank, Nassau ...........................       5.88      05/01/00       150,000,000
                   225,000,000    Deutsche Bank AG, Cayman ...................       6.02      05/01/00       225,000,000
                   150,000,000    First Union National Bank, Nassau ..........       5.88      05/01/00       150,000,000
                    72,000,000    State Street Bank & Trust Co.,
                                    Cayman ...................................       6.00      05/01/00        72,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                               Interest      Maturity          Value
                  Face Amount                                                   Rate*          Date          (Note 1a)
=========================================================================================================================
Time             $100,760,000   SunTrust Bank, Cayman ....................       5.88%        05/01/00      $ 100,760,000
Deposits          200,000,000   UBS AG, Cayman ...........................       5.97         05/01/00        200,000,000
(continued)       288,000,000   Westdeutsche Landesbank
                                  Girozentrale, Cayman ...................       6.00         05/01/00        288,000,000
-------------------------------------------------------------------------------------------------------------------------
                                Total Time Deposits
                                (Cost $1,535,760,000) ....................                                  1,535,760,000
-------------------------------------------------------------------------------------------------------------------------
Bank Notes --      50,000,000   Bank One, N.A., Illinois .................       5.96         11/13/00         49,951,370
0.8%               25,000,000   First USA Bank, N.A. .....................       6.08         10/10/00         24,886,623
                   35,000,000   National City Bank, PA ...................       6.67         03/13/01         34,768,822
-------------------------------------------------------------------------------------------------------------------------
                                Total Bank Notes
                                (Cost $109,955,343) ......................                                    109,606,815
 ------------------------------------------------------------------------------------------------------------------------
Bank Notes --      50,000,000   American Express Centurion Bank ..........       6.20         05/03/00         50,000,000
Variable           65,000,000   American Express Centurion Bank ..........       6.23         06/19/00         64,987,439
Rate -- 3.6%       50,000,000   Bank of America N.A. .....................       6.15         04/27/01         50,000,000
                   90,000,000   Comerica Bank ............................       6.13         05/01/00         90,000,000
                   50,000,000   First Union National Bank ................       6.20         05/08/00         50,000,000
                   20,000,000   First Union National Bank ................       6.06         06/02/00         20,000,000
                   75,000,000   First Union National Bank ................       6.26         09/27/00         75,000,000
                   20,000,000   Fleet National Bank ......................       6.27         08/14/00         19,994,823
                   50,000,000   Fleet National Bank ......................       6.41         01/22/01         50,027,895
                   29,000,000   Morgan Guaranty Trust Co. of NY ..........       6.15         05/10/00         28,999,646
                   25,000,000   National City Bank, Ohio .................       6.10         11/22/00         24,991,598
-------------------------------------------------------------------------------------------------------------------------
                                Total Bank Notes -- Variable Rate
                                (Cost $524,019,910) ......................                                    524,001,401
-------------------------------------------------------------------------------------------------------------------------
Corporate          75,000,000   Abbey National Treasury Services
Notes -- 2.4%                     PLC ....................................       6.03         11/20/00         74,465,175
                   29,500,000   AT&T Corp. ...............................       7.50         11/15/00         29,581,181
                   20,000,000   AT&T Corp. ...............................       6.88         01/16/01         19,957,898
                   50,000,000   Beta Finance Corp. .......................       5.62         06/15/00         49,999,699
                   17,000,000   Beta Finance Corp. .......................       5.75         07/21/00         17,000,000
                   23,000,000   Beta Finance Corp. .......................       5.90         08/14/00         23,000,000
                   50,000,000   Beta Finance Corp. .......................       6.62         01/25/01         50,000,000
                   10,000,000   Beta Finance Corp. .......................       6.99         04/10/01         10,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                             Interest       Maturity            Value
                  Face Amount                                                  Rate*          Date            (Note 1a)
=========================================================================================================================
Corporate      $ 12,500,000    CIT Group Holdings Inc. .................       6.70%        06/02/00        $  12,505,538
Notes            25,000,000    General Motors Acceptance Corp. .........       5.33         10/20/00           24,832,497
(continued)      40,000,000    Goldman Sachs Group Inc. ................       6.00         08/07/00           39,931,556
-------------------------------------------------------------------------------------------------------------------------
                               Total Corporate Notes
                               (Cost $352,079,538) .....................                                      351,273,544
-------------------------------------------------------------------------------------------------------------------------
Corporate        25,000,000    American Honda Finance Corp. ............       6.08         05/24/00           24,999,694
Notes --        150,000,000    Associates Corp of North America ........       6.03         03/16/01          149,936,400
Variable         25,000,000    AT&T Corp. ..............................       6.07         03/08/01           24,993,401
Rate -- 14.7%    50,000,000    Bear Stearns Companies Inc. .............       6.25         06/22/00           49,999,830
                 25,000,000    Bear Stearns Companies Inc. .............       6.28         01/11/01           24,986,725
                 80,000,000    Beta Finance Corp. ......................       6.12         02/05/01           80,000,000
                 20,000,000    Beta Finance Corp. ......................       6.12         03/15/01           20,000,000
                 60,000,000    CIT Group Holdings Inc. .................       6.16         05/30/00           59,997,438
                 83,500,000    CIT Group Holdings Inc. .................       6.30         09/15/00           83,513,936
                115,000,000    CIT Group Holdings Inc. .................       6.11         04/24/01          114,921,490
                 54,000,000    Ford Motor Credit Company ...............       6.20         05/05/00           54,000,000
                 60,000,000    Ford Motor Credit Company ...............       6.06         11/22/00           59,989,434
                300,600,000    Ford Motor Credit Company ...............       6.13         11/24/00          300,541,984
                 23,500,000    General Electric Capital Corp. ..........       6.04         05/03/00           23,500,000
                 39,900,000    General Electric Capital Corp. ..........       6.05         05/12/00           39,900,000
                 50,000,000    General Electric Capital Corp. ..........       6.05         05/26/00           50,000,000
                 56,585,000    General Motors Acceptance Corp. .........       6.25         07/20/00           56,564,624
                114,000,000    General Motors Acceptance Corp. .........       6.41         11/20/00          114,123,576
                 36,000,000    General Motors Acceptance Corp. .........       6.25         12/01/00           36,007,376
                 22,000,000    General Motors Acceptance Corp. .........       6.14         02/27/01           22,000,000
                 15,000,000    Goldman Sachs Group Inc. ................       6.41         05/15/01           15,000,000
                 90,000,000    Household Finance Corp. .................       6.25         03/29/01           89,929,800
                100,000,000    Lincs Series 1998-2 .....................       6.13         03/01/01          100,000,000
                 75,000,000    Morgan Stanley Dean Witter & Co. ........       6.70         11/13/00           75,171,967
                250,000,000    Natural Rural Utilities Coop. Corp. Fin..       6.26         01/24/01          249,910,250
                 30,000,000    Racers 1998-MM-7-1 ......................       6.18         08/11/00           30,000,000
                 85,000,000    SMM Trust 1999-H ........................       6.32         09/25/00           85,000,000
                100,000,000    Toyota Motor Corp. ......................       6.18         01/09/01           99,974,200
-------------------------------------------------------------------------------------------------------------------------
                               Total Corporate Notes -- Variable
                               Rate (Cost $2,135,079,328) ..............                                    2,134,962,125
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                              Interest       Maturity             Value
                  Face Amount                                                   Rate*          Date             (Note 1a)
=========================================================================================================================
Master         $ 50,000,000    General Electric Company .................       6.21%        09/01/00        $ 50,000,000
Notes --         20,000,000    Goldman Sachs Group Inc. .................       6.02         06/30/00          20,000,000
Variable        150,000,000    Goldman Sachs Group Inc. .................       6.07         08/04/00         150,000,000
Rate -- 6.4%     30,000,000    Jackson National Life Insurance Co. ......       6.15         05/01/00          30,000,000
                 30,000,000    Jackson National Life Insurance Co. ......       6.25         05/01/01          30,000,000
                250,000,000    J. P. Morgan Securities Inc. .............       6.07         06/20/00         250,000,000
                 80,000,000    MetLife Funding Inc. .....................       6.18         05/01/00          80,000,000
                 80,000,000    MetLife Funding Inc. .....................       6.25         05/01/01          80,000,000
                100,000,000    MetLife Funding Inc. .....................       6.27         05/01/01         100,000,000
                 60,000,000    Monumental Life Insurance Co. ............       6.28         11/17/00          60,000,000
                 10,000,000    Pacific Life Insurance Co. ...............       6.21         06/01/00          10,000,000
                 10,000,000    Pacific Life Insurance Co. ...............       6.21         10/02/00          10,000,000
                 25,000,000    Principal Life Insurance Company .........       6.23         08/16/00          25,000,000
                 30,000,000    Travelers Insurance Company (The) ........       6.16         02/01/01          30,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Master Notes -- Variable Rate
                               (Cost $925,000,000) ......................                                     925,000,000
-------------------------------------------------------------------------------------------------------------------------
Commercial      100,000,000    Abbey National North America Corp.               6.05         08/29/00          97,880,923
Paper -- 25.0%   50,000,000    Abbey National North America Corp.               6.07         08/30/00          48,931,282
                 30,319,000    Alpine Securitization Corp. ..............       5.96         05/23/00          30,208,571
                100,000,000    American Express Credit Corp. ............       6.03         05/25/00          99,598,000
                 25,000,000    Amsterdam Funding Corp. ..................       5.92         05/04/00          24,987,667
                 23,754,000    Amsterdam Funding Corp. ..................       6.05         05/22/00          23,670,168
                 50,000,000    Amsterdam Funding Corp. ..................       6.05         05/23/00          49,815,139
                 20,000,000    Amsterdam Funding Corp. ..................       6.05         05/30/00          19,902,528
                 25,000,000    Amsterdam Funding Corp. ..................       6.23         07/27/00          24,619,656
                 50,000,000    Apreco Inc. ..............................       6.05         05/31/00          49,747,917
                 50,000,000    AT&T Corp. ...............................       6.67         03/08/01          50,000,000
                 92,387,000    Atlantis One Funding Corp. ...............       5.87         05/01/00          92,387,000
                 80,475,000    Atlantis One Funding Corp. ...............       5.87         05/02/00          80,461,878
                 30,000,000    Bills Securitization Ltd. ................       5.91         05/18/00          29,916,275
                 45,000,000    Bills Securitization Ltd. ................       6.10         05/31/00          44,771,250
                 25,000,000    Bills Securitization Ltd. ................       6.01         06/12/00          24,824,708
                 50,000,000    CBA Delaware (Finance) Inc. ..............       5.74         05/19/00          49,856,500
                 61,000,000    Ciesco L.P. ..............................       6.05         05/30/00          60,702,710
                 25,000,000    Clipper Receivables Corp. ................       5.97         06/09/00          24,838,312
                150,000,000    Corporate Asset Funding Co., Inc. ........       5.93         05/26/00         149,382,292

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                                 Interest      Maturity           Value
                  Face Amount                                                     Rate*          Date           (Note 1a)
=========================================================================================================================
Commercial     $ 50,000,000    Corporate Asset Funding Co., Inc. ..........       6.04%        05/30/00       $49,756,722
Paper           100,000,000    Corporate Asset Funding Co., Inc. ..........       6.04         05/31/00        99,496,667
(continued)      50,000,000    Corporate Receivables Corp. ................       6.20         07/17/00        49,328,818
                 50,000,000    Countrywide Home Loans Inc. ................       6.06         05/23/00        49,814,833
                 50,000,000    Credit Suisse First Boston Inc. ............       5.94         06/16/00        49,620,500
                 75,000,000    CXC Inc. ...................................       5.75         05/15/00        74,832,292
                 25,000,000    CXC Inc. ...................................       5.94         05/15/00        24,942,250
                 75,000,000    CXC Inc. ...................................       6.20         07/14/00        74,033,281
                 50,000,000    DaimlerChrysler North America
                                 Holding Corp. ............................       5.75         05/15/00        49,888,194
                 80,000,000    DaimlerChrysler North America
                                 Holding Corp. ............................       5.93         06/15/00        79,407,000
                 45,215,000    Delaware Funding Corp. .....................       6.06         05/25/00        45,032,331
                 50,000,000    Edison Asset Securitization LLC ............       6.07         05/31/00        49,747,083
                 41,202,000    Edison Asset Securitization LLC ............       6.19         07/24/00        40,597,357
                 40,544,000    Enterprise Funding Corp. ...................       6.06         05/24/00        40,387,027
                 45,993,000    Enterprise Funding Corp. ...................       6.05         05/25/00        45,807,495
                 27,000,000    Formosa Plastics Corp. U.S.A.
                                 (Series A) ...............................       5.92         05/09/00        26,964,480
                 12,648,000    France Telecom .............................       5.93         05/04/00        12,641,750
                100,000,000    GE Capital International Funding Inc.              5.88         05/17/00        99,738,667
                 50,000,000    GE Capital International Funding Inc.              5.88         05/19/00        49,853,000
                 75,000,000    General Electric Capital Corp. .............       5.73         05/25/00        74,713,500
                100,000,000    General Electric Capital Corp. .............       6.04         05/31/00        99,496,667
                 37,000,000    GTE Corp. ..................................       6.06         05/23/00        36,862,977
                 24,000,000    GTE Corp. ..................................       6.07         05/26/00        23,898,833
                 40,000,000    Lehman Brothers Holdings Inc. ..............       6.15         08/18/00        39,232,732
                 42,335,000    Mont Blanc Capital Corp. ...................       5.95         05/22/00        42,188,062
                 28,263,000    Monte Rosa Capital Corp. ...................       5.96         05/23/00        28,160,060
                 50,000,000    Park Avenue Receivables Corp. ..............       5.92         05/03/00        49,983,556
                100,341,000    Park Avenue Receivables Corp. ..............       6.05         05/15/00       100,104,920
                 29,000,000    Reed Elsevier Inc. .........................       6.06         05/30/00        28,858,432
                 50,500,000    Riverwoods Funding Corp. ...................       6.05         05/22/00        50,321,777
                 50,000,000    Sigma Finance Inc. .........................       6.23         07/21/00        49,293,115
                 36,000,000    Sigma Finance Inc. .........................       5.92         05/10/00        35,946,720
                 50,000,000    Sigma Finance Inc. .........................       5.92         05/12/00        49,909,556

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                                Interest       Maturity         Value
                  Face Amount                                                    Rate*           Date         (Note 1a)
=========================================================================================================================
Commercial     $ 50,000,000    Svenska Handelsbanken Inc. .................       5.87%        05/26/00     $  49,796,180
Paper            50,000,000    Tulip Funding Corp. ........................       6.00         06/21/00        49,575,000
(continued)      75,000,000    Tulip Funding Corp. ........................       6.21         07/25/00        73,885,914
                200,000,000    UBS Finance Inc. ...........................       6.04         05/01/00       200,000,000
                 75,000,000    United Mexican States ......................       5.75         05/15/00        74,832,292
                 75,000,000    Variable Funding Capital Corp. .............       5.92         05/05/00        74,950,667
                 25,000,000    WCP Funding Inc. ...........................       5.96         05/12/00        24,954,472
                 25,000,000    Windmill Funding Corp. .....................       5.92         05/02/00        24,995,889
                 50,000,000    Windmill Funding Corp. .....................       6.07         05/24/00        49,806,097
                 25,000,000    Windmill Funding Corp. .....................       6.05         05/26/00        24,894,965
                 17,460,000    Windmill Funding Corp. .....................       6.06         05/30/00        17,374,766
                 25,000,000    Windmill Funding Corp. .....................       6.25         07/27/00        24,601,313
                150,000,000    Woolwich PLC ...............................       5.75         05/16/00       149,640,625
-------------------------------------------------------------------------------------------------------------------------
                               Total Commercial Paper
                               (Cost $3,636,919,076) ......................                                 3,636,671,610
-------------------------------------------------------------------------------------------------------------------------
Commercial      121,000,000    AT&T Corp. .................................       6.24         07/13/00       120,989,553
Paper --        150,000,000    AT&T Corp. .................................       6.07         03/08/01       149,975,167
Variable         50,000,000    General Electric Capital Corp. .............       6.22         10/04/00        50,000,000
Rate -- 2.7%     75,000,000    Variable Funding Capital Corp. .............       6.12         08/22/00        75,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Commercial Paper --
                               Variable Rate (Cost $395,965,513) ..........                                   395,964,720
-------------------------------------------------------------------------------------------------------------------------
                               Total Investments -- 100.9%
                               (Cost $14,663,028,042) .....................                                14,653,213,309
-------------------------------------------------------------------------------------------------------------------------
                               Liabilities in Excess of Other
                               Assets -- (0.9%) ...........................                                  (128,354,805)
-------------------------------------------------------------------------------------------------------------------------
                               Net Assets -- Equivalent to $1.00
                               Per Share on 14,534,673,237
                               Shares of Beneficial Interest
                               Outstanding -- 100.0% ......................                               $14,524,858,504
=========================================================================================================================

Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2000, net unrealized depreciation amounted to $9,814,733 and is comprised of $154,915 in appreciation and $9,969,648 in depreciation.

*Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at April 30, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Assets and Liabilities
April 30, 2000
================================================================================

Assets:
Total investments at value (identified cost $14,663,028,042) (Note 1a) ............   $14,653,213,309
Cash ..............................................................................        12,230,304
Interest receivable ...............................................................        88,878,339
Receivable for investments sold ...................................................        23,000,000
Prepaid expense ...................................................................            17,319
                                                                                      ---------------
      Total assets ................................................................    14,777,339,271
                                                                                      ---------------
Liabilities:
Advisory fee payable (Note 2) .....................................................         1,817,724
Payable for investments purchased .................................................       210,000,000
Payable for fund shares purchased .................................................        30,150,000
Dividends payable .................................................................        10,055,068
Accrued expenses ..................................................................           457,975
                                                                                      ---------------
      Total liabilities ...........................................................       252,480,767
                                                                                      ---------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
  14,534,673,237 shares of beneficial interest outstanding) .......................   $14,524,858,504
                                                                                      ===============

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Operations
For the Year Ended April 30, 2000
================================================================================

Investment Income:
Interest and discount earned (Note 1d) ............................................      $727,386,950
                                                                                         ------------
Expenses:
Investment advisory fee (Note 2) ..................................................        19,401,530
Registration fees .................................................................         2,186,490
Accounting and custodian services .................................................           595,528
Dividend and transfer agency fees .................................................           178,836
Legal and audit fees ..............................................................           148,503
Trustees' fees (Note 5) ...........................................................           100,147
Printing and shareholder reports ..................................................            64,690
Insurance .........................................................................            54,587
Miscellaneous .....................................................................            46,707
                                                                                         ------------
   Total expense ..................................................................        22,777,018
                                                                                         ------------
   Net investment income ..........................................................       704,609,932
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions ....................     $   139,941
Net unrealized depreciation of investments ........................      (7,828,719)
                                                                        ----------
   Net realized and unrealized loss from investments ..............................       (7,688,778)
                                                                                         ------------
Net Increase in Net Assets Resulting From Operations ..............................      $696,921,154
                                                                                         ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund

Statements of Changes in Net Assets                                         Year Ended April 30,
                                                                         2000                  1999
========================================================================================================
Increase in Net Assets:
Operations:
Net investment income ........................................    $   704,609,932        $   464,873,396
Net realized gain from investment transactions ...............            139,941                928,397
Net unrealized depreciation of investments ...................         (7,828,719)            (1,036,026)
                                                                  ---------------        ---------------
Net increase in net assets resulting from operations .........        696,921,154            464,765,767
Total declared as dividends to shareholders (Note 4) .........       (704,749,873)          (465,801,793)
Capital share transactions (Note 3) ..........................      3,904,804,404          3,984,396,212
                                                                  ---------------        ---------------
Net increase in net assets ...................................      3,896,975,685          3,983,360,186
Net Assets:
Beginning of year ............................................     10,627,882,819          6,644,522,633
                                                                  ---------------        ---------------
End of year ..................................................    $14,524,858,504        $10,627,882,819
                                                                  ===============        ===============
--------------------------------------------------------------------------------------------------------

Merrill Lynch Premier Institutional Fund
Financial Highlights                                                     Year Ended April 30,
                                                            ---------------------------------------
                                                                                                             For the Period
                                                                                                            January 27, 1997*
                                                            2000              1999             1998         to April 30, 1997
=============================================================================================================================
Net Asset Value, Beginning of period ..............           $1.00             $1.00            $1.00             $1.00
Income from Investment Operations:
 Net investment income ............................            .054              .052             .055              .014
Less Distributions:
 Dividends from net investment income .............           (.054)            (.052)           (.055)            (.014)
                                                        -----------       -----------       ----------          ------------
Net Asset Value, End of period ....................           $1.00             $1.00            $1.00          $   1.00
                                                        ===========       ===========       ==========          ============
Total Return ......................................            5.51%             5.32%            5.69%             1.40%(1)
Ratios/Supplemental Data:
 Net Assets, end of period (000) ..................     $14,524,859       $10,627,883       $6,644,523        $2,823,196
 Ratio of expenses to average net assets
  (before waiver) .................................             .18%              .18%             .18%              .18%(2)
 Ratio of expenses to average net assets
  (after waiver) ..................................              --                --               --               .17%(2)
 Ratio of net investment income, including realized
  and unrealized gains and losses, to average net
  assets (before waiver) ..........................            5.40%             5.13%            5.55%             5.26%(2)
 Ratio of net investment income, including realized
  and unrealized gains and losses, to average net
  assets (after waiver) ...........................              --                --               --              5.27%(2)

*Commencement of operations
(1) Cumulative total return
(2) On an annualized basis

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Schedule of Investments
April 30, 2000
================================================================================

                                                                         Interest             Maturity           Value
                    Face Amount                                            Rate*                Date           (Note 1a)
=========================================================================================================================
U.S.               $ 12,500,000  U.S. Treasury Notes ..................       6.25%           05/31/00       $ 12,515,040
Government &         15,000,000  U.S. Treasury Notes ..................       5.38            07/31/00         14,971,875
Agency               22,500,000  U.S. Treasury Notes ..................       4.50            09/30/00         22,324,230
Issues -- 3.9%       10,000,000  U.S. Treasury Notes ..................       4.63            11/30/00          9,900,000
                     24,000,000  U.S. Treasury Notes ..................       4.50            01/31/01         23,662,512
                     20,000,000  U.S. Treasury Notes ..................       4.88            03/31/01         19,700,000
                     24,000,000  Federal Home Loan Banks ..............       4.95            11/20/00         23,830,822
                     28,000,000  Federal Home Loan Mortgage Corp. .....       5.05            11/17/00         27,821,273
                     25,000,000  Federal Home Loan Mortgage Corp. .....       5.18            11/24/00         24,849,522
                     12,500,000  Federal Home Loan Mortgage Corp. .....       5.25            01/19/01         12,396,149
                     25,000,000  Federal Home Loan Mortgage Corp. .....       5.15            01/26/01         24,765,423
                     25,000,000  Federal National Mortgage Assoc. .....       5.21            01/26/01         24,711,672
                     21,870,000  Federal National Mortgage Assoc. .....       5.41            03/22/01         21,603,580
                     25,000,000  Federal National Mortgage Assoc. .....       5.38            04/06/01         24,674,248
                      9,000,000  Federal National Mortgage Assoc. .....       5.30            04/17/01          8,872,469
                     20,000,000  Federal National Mortgage Assoc. .....       6.00            07/17/01         19,791,700
-------------------------------------------------------------------------------------------------------------------------
                                 Total U.S. Government & Agency
                                 Issues (Cost $319,323,727) ...........                                       316,390,515
-------------------------------------------------------------------------------------------------------------------------
U.S.                 25,000,000  Federal Home Loan Mortgage Corp. .....       6.28            07/14/00         24,997,473
Government          100,000,000  Federal Home Loan Mortgage Corp. .....       6.10            09/17/01         99,900,852
Agency              190,000,000  Student Loan Marketing Assoc. ........       6.43            09/29/00        189,980,494
Issues --           100,000,000  Student Loan Marketing Assoc. ........       6.48            10/04/00         99,977,350
Variable             84,000,000  Student Loan Marketing Assoc. ........       6.30            08/23/01         83,957,793
Rate -- 7.4%        100,000,000  Student Loan Marketing Assoc. ........       6.25            04/12/02         99,944,922
-------------------------------------------------------------------------------------------------------------------------
                                 Total U.S. Government Agency
                                 Issues -- Variable Rate
                                 (Cost $598,758,883) ..................                                       598,758,884
-------------------------------------------------------------------------------------------------------------------------
Certificates of      25,000,000  First USA Bank, NA ...................       6.20            10/18/00         24,916,898
Deposit -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
                                 Total Certificates of Deposit
                                 (Cost $24,993,341) ...................                                        24,916,898
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                             Interest       Maturity           Value
                 Face Amount                                                  Rate*           Date            (Note 1a)
=========================================================================================================================
Certificates    $100,000,000   First Union National Bank ...............       6.21%         08/31/00        $100,000,000
of Deposit --
Variable
Rate -- 1.2%
-------------------------------------------------------------------------------------------------------------------------
                               Total Certificates of Deposit --
                               Variable Rate (Cost $100,000,000) .......                                      100,000,000
-------------------------------------------------------------------------------------------------------------------------
Euro             100,000,000   Abbey National Treasury Services
Certificates                     PLC, London ...........................       6.27          08/29/00          99,855,560
of Deposit --     25,000,000   Credit Agricole Indosuez, NY ............       6.71          03/07/01          24,918,402
Variable
Rate -- 1.6%
-------------------------------------------------------------------------------------------------------------------------
                               Total Euro Certificates of Deposit --
                               Variable Rate (Cost $125,008,467) .......                                      124,773,962
-------------------------------------------------------------------------------------------------------------------------
Yankee            50,000,000   Bank of Nova Scotia, Portland ...........       6.78          02/22/01          49,874,915
Certificates      75,000,000   Bank of Nova Scotia, Portland ...........       6.74          03/14/01          74,750,460
of Deposit --     50,000,000   Commerzbank AG, NY ......................       5.29          05/22/00          49,998,341
11.9%             25,000,000   Commerzbank AG, NY ......................       5.91          08/04/00          24,937,465
                  25,000,000   Commerzbank AG, NY ......................       6.76          03/27/01          24,925,907
                  50,000,000   Credit Agricole Indosuez, NY ............       6.82          03/28/01          49,877,230
                  55,000,000   Credit Communal de Belgique, NY .........       5.96          10/02/00          54,774,396
                 100,000,000   Credit Communal de Belgique, NY .........       6.54          01/18/01          99,628,160
                  50,000,000   Credit Communal de Belgique, NY .........       6.71          02/28/01          49,844,125
                  40,000,000   Deutsche Bank, AG, NY ...................       6.67          03/12/01          39,856,612
                 100,000,000   Rabobank Nederland N.V., NY .............       6.85          04/06/01          99,766,330
                  50,000,000   Royal Bank of Canada, NY ................       6.54          01/16/01          49,815,055
                  50,000,000   Societe Generale, NY ....................       5.53          06/05/00          49,998,160
                  50,000,000   Svenska Handelsbanken, NY ...............       6.10          05/30/00          50,000,400
                  49,000,000   Svenska Handelsbanken, NY ...............       6.67          03/02/01          48,831,112
                  50,000,000   Svenska Handelsbanken, NY ...............       6.74          03/16/01          49,848,610
                  25,000,000   UBS AG, Stamford ........................       5.82          08/03/00          24,932,662
                  20,000,000   UBS AG, Stamford ........................       6.06          11/20/00          19,899,662
                  50,000,000   UBS AG, Stamford ........................       6.38          12/22/00          49,794,950
-------------------------------------------------------------------------------------------------------------------------
                               Total Yankee Certificates of Deposit
                               (Cost $963,703,540) .....................                                      961,354,552
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                          Interest         Maturity             Value
                 Face Amount                                                Rate*            Date             (Note 1a)
=========================================================================================================================
Yankee          $ 75,000,000  Bank Austria, NY ......................       6.08%          12/11/00          $ 74,968,044
Certificates      64,000,000  Bayerische Hypo-und Vereinsbank
of Deposit --                   AG, NY ..............................       6.04           05/15/00            63,998,251
Variable          75,000,000  Bayerische Landesbank Girozentrale,
Rate -- 5.4%                    NY ..................................       6.10           11/09/00            74,972,459
                  95,000,000  Bayerische Landesbank Girozentrale,
                                NY ..................................       6.10           02/28/01            94,961,502
                  75,000,000  Credit Agricole Indosuez, NY ..........       6.12           11/08/00            74,976,516
                  50,000,000  Credit Agricole Indosuez, NY ..........       6.15           11/29/00            49,979,727
-------------------------------------------------------------------------------------------------------------------------
                              Total Yankee Certificates of
                              Deposit -- Variable Rate
                              (Cost $433,856,499) ...................                                         433,856,499
-------------------------------------------------------------------------------------------------------------------------
Time             200,000,000  Barclays Bank PLC, Nassau .............       5.97           05/01/00           200,000,000
Deposit --       200,000,000  Chase Manhattan Bank, Nassau ..........       6.00           05/01/00           200,000,000
10.5%            100,000,000  Citibank, Nassau ......................       5.88           05/01/00           100,000,000
                 185,000,000  Deutsche Bank, AG, Cayman .............       6.02           05/01/00           185,000,000
                 166,420,000  SunTrust Bank, Cayman .................       5.88           05/01/00           166,420,000
-------------------------------------------------------------------------------------------------------------------------
                              Total Time Deposits
                              (Cost $851,420,000) ...................                                         851,420,000
-------------------------------------------------------------------------------------------------------------------------
Bank              22,000,000  First USA Bank, NA ....................       6.08           10/10/00            21,897,654
Notes --          20,000,000  National City Bank, PA ................       6.67           03/13/01            19,865,760
0.5%
-------------------------------------------------------------------------------------------------------------------------
                              Total Bank Notes
                              (Cost $41,983,840) ....................                                          41,763,414
-------------------------------------------------------------------------------------------------------------------------
Bank              50,000,000  American Express Centurion Bank .......       6.20           05/03/00            50,000,000
Notes --          50,000,000  American Express Centurion Bank .......       6.21           05/25/00            49,994,850
Variable          50,000,000  Bank of America N.A. ..................       6.15           04/27/01            50,000,000
Rate -- 7.6%      90,000,000  Comerica Bank .........................       6.13           05/01/00            90,000,000
                  65,000,000  Comerica Bank .........................       6.15           09/01/00            64,984,650
                  36,000,000  Comerica Bank .........................       6.12           04/25/01            35,989,378
                  25,000,000  First Union National Bank .............       6.20           05/08/00            25,000,000
                  50,000,000  First Union National Bank .............       6.06           06/02/00            50,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                               Interest      Maturity            Value
                  Face Amount                                                   Rate*          Date            (Note 1a)
=========================================================================================================================
Bank             $ 75,000,000  First Union National Bank ................       6.26%        09/27/00        $ 75,000,000
Notes --           80,000,000  Fleet National Bank ......................       6.27         08/14/00          79,979,293
Variable Rate      20,000,000  Morgan Guaranty Trust Company of NY.             6.15         05/10/00          19,999,756
(continued)        25,000,000  National City Bank, Ohio .................       6.10         11/22/00          24,991,598
-------------------------------------------------------------------------------------------------------------------------
                               Total Bank Notes -- Variable Rate
                               (Cost $615,939,525) ......................                                     615,939,525
-------------------------------------------------------------------------------------------------------------------------
Corporate          25,000,000  Abbey National Treasury Services PLC .....       6.03         11/20/00          24,821,000
Notes -- 3.3%      47,000,000  Beta Finance Corp. .......................       5.62         06/15/00          46,999,717
                   45,000,000  Beta Finance Corp. .......................       5.71         07/21/00          45,000,000
                   58,000,000  Beta Finance Corp. .......................       5.75         07/21/00          58,000,000
                   50,000,000  Beta Finance Corp. .......................       6.83         04/25/01          50,000,000
                   12,000,000  General Motors Acceptance Corp. ..........       6.88         07/17/00          12,011,232
                   25,000,000  Goldman Sachs Group Inc. .................       6.00         08/07/00          24,954,047
                    8,000,000  Goldman Sachs Group Inc. .................       6.55         12/22/00           8,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Corporate Notes
                               (Cost $270,014,497) ......................                                     269,785,996
-------------------------------------------------------------------------------------------------------------------------
Corporate          50,000,000  American Honda Finance Corp. .............       6.26         01/10/01          49,975,045
Notes --          125,000,000  AT&T Corp. ...............................       6.07         03/08/01         124,967,005
Variable           50,000,000  Beta Finance Corp. .......................       6.12         03/15/01          50,000,000
Rate -- 10.1%      33,000,000  CIT Group Holdings Inc. ..................       6.16         05/30/00          32,998,591
                   40,000,000  Ford Motor Credit Company ................       6.20         05/05/00          40,000,000
                  125,000,000  Ford Motor Credit Company ................       6.13         11/24/00         124,976,363
                   48,000,000  General Electric Capital Corp. ...........       6.05         05/26/00          48,000,000
                   30,500,000  General Motors Acceptance Corp. ..........       6.25         12/01/00          30,505,761
                   19,000,000  General Motors Acceptance Corp. ..........       6.14         02/27/01          19,000,000
                   17,000,000  Goldman Sachs Group Inc. .................       6.41         05/15/01          17,000,000
                  100,000,000  Household Finance Corp. ..................       6.25         03/29/01          99,918,000
                   50,000,000  Morgan Stanley Dean Witter & Co. .........       6.23         03/13/01          49,997,645
                   25,000,000  Morgan Stanley Dean Witter & Co. .........       6.11         03/16/01          24,988,900
                   25,000,000  Racers 1998-MM-7-1 .......................       6.18         08/11/00          25,000,000
                   80,000,000  SMM Trust 1999-H .........................       6.32         09/25/00          80,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Corporate Notes -- Variable
                               Rate (Cost $817,484,928) .................                                     817,327,310
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                             Interest       Maturity            Value
                  Face Amount                                                  Rate*          Date            (Note 1a)
=========================================================================================================================
Master           $ 45,000,000  General Electric Capital Corp. ..........       6.21%         09/01/00        $ 45,000,000
Notes --           20,000,000  Goldman Sachs Group Inc. ................       6.02          06/30/00          20,000,000
Variable          150,000,000  Goldman Sachs Group Inc. ................       6.07          08/04/00         150,000,000
Rate -- 7.7%       89,000,000  Jackson National Life Insurance Co. .....       6.22          02/01/01          89,000,000
                  249,000,000  J.P. Morgan Securities Inc. .............       6.07          06/20/00         249,000,000
                   40,000,000  Monumental Life Insurance Co. ...........       6.28          11/17/00          40,000,000
                   25,000,000  Pacific Life Insurance Co. ..............       6.21          01/31/01          25,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Master Notes -- Variable Rate
                               (Cost $618,000,000) .....................                                      618,000,000
-------------------------------------------------------------------------------------------------------------------------
Commercial        100,000,000  American Express Credit Corp. ...........       6.03          05/25/00          99,598,000
Paper -- 20.6%     25,000,000  Amsterdam Funding Corp. .................       5.92          05/09/00          24,967,111
                   50,754,000  Amsterdam Funding Corp. .................       6.05          05/11/00          50,668,705
                   30,000,000  Amsterdam Funding Corp. .................       6.05          05/30/00          29,853,792
                   18,000,000  Amsterdam Funding Corp. .................       6.00          06/05/00          17,895,000
                   50,000,000  Apreco Inc. .............................       6.05          05/31/00          49,747,917
                   40,000,000  Atlantis One Funding Corp. ..............       5.92          05/10/00          39,940,800
                   45,000,000  Bills Securitization Ltd. ...............       6.10          05/31/00          44,771,250
                   50,000,000  Bills Securitization Ltd. ...............       6.01          06/12/00          49,649,417
                   50,000,000  British Telecommunications PLC ..........       5.87          05/30/00          49,763,569
                   25,000,000  Clipper Receivables Corp. ...............       5.98          06/06/00          24,850,500
                   50,000,000  Corporate Asset Funding Co., Inc. .......       6.05          05/30/00          49,756,319
                   50,000,000  Corporate Receivables Corp. .............       6.20          07/17/00          49,326,334
                   65,000,000  Countrywide Home Loans Inc. .............       6.07          05/16/00          64,835,604
                   50,000,000  Credit Suisse First Boston Inc. .........       5.92          05/15/00          49,884,889
                   50,000,000  CXC Inc. ................................       6.07          06/01/00          49,738,653
                   50,000,000  Edison Asset Securitization LLC .........       6.07          05/31/00          49,747,083
                   45,000,000  Eureka Securitization Inc. ..............       6.07          06/07/00          44,719,263
                   50,000,000  GE Capital International Funding ........       5.78          05/05/00          49,967,889
                   50,000,000  GE Capital International Funding ........       5.88          05/19/00          49,853,000
                   25,000,000  General Electric Capital Corp. ..........       5.73          05/25/00          24,904,500
                   63,375,000  Monte Rosa Capital Corp. ................       6.04          05/16/00          63,215,506
                   18,262,000  Monte Rosa Capital Corp. ................       5.98          05/23/00          18,195,263
                   36,371,000  Monte Rosa Capital Corp. ................       6.05          05/25/00          36,224,304
                   38,000,000  Old Line Funding Corp. ..................       6.05          05/18/00          37,891,436
                   21,324,000  Park Avenue Receivables Corp. ...........       6.05          05/22/00          21,248,744
                   50,000,000  Park Avenue Receivables Corp. ...........       6.10          05/26/00          49,788,194

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                              Interest      Maturity            Value
                  Face Amount                                                   Rate*         Date            (Note 1a)
=========================================================================================================================
Commercial       $ 50,000,000  Sigma Finance Inc. .......................       5.92%       05/11/00       $   49,917,778
Paper              50,000,000  Sigma Finance Inc. .......................       6.23        07/21/00           49,289,298
(continued)        31,962,000  Tulip Funding Corp. ......................       6.00        06/21/00           31,690,323
                   36,812,000  Tulip Funding Corp. ......................       6.21        07/20/00           36,295,582
                   56,226,000  Tulip Funding Corp. ......................       6.21        07/25/00           55,384,920
                   90,000,000  UBS Finance Inc. .........................       6.04        05/01/00           90,000,000
                   34,436,000  Windmill Funding Corp. ...................       6.05        05/23/00           34,308,682
                  100,000,000  Windmill Funding Corp. ...................       6.05        05/30/00           99,512,639
                   25,000,000  Windmill Funding Corp. ...................       6.21        07/28/00           24,611,993
-------------------------------------------------------------------------------------------------------------------------
                               Total Commercial Paper
                               (Cost $1,662,068,280) ....................                                   1,662,014,257
-------------------------------------------------------------------------------------------------------------------------
Commercial        100,000,000  AT&T Corp. ...............................       6.24        07/13/00           99,991,803
Paper --           61,200,000  AT&T Corp. ...............................       6.07        03/08/01           61,189,868
Variable           50,000,000  General Electric Capital Corp. ...........       6.22        10/04/00           49,979,955
Rate -- 3.9%       50,000,000  Variable Funding Capital Corp. ...........       6.12        08/22/00           50,000,000
                   50,000,000  Variable Funding Capital Corp. ...........       6.12        08/24/00           50,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Commercial Paper -- Variable
                               Rate (Cost $311,181,890) .................                                     311,161,626
-------------------------------------------------------------------------------------------------------------------------
Repurchase        200,000,000  Barclays Capital Inc.,
Agreements**                     purchased on 04/28/00 ..................       5.85        05/01/00          200,000,000
-- 2.5%
-------------------------------------------------------------------------------------------------------------------------
                               Total Repurchase Agreements
                               (Cost $200,000,000) ......................                                     200,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Investments -- 98.4%
                               (Cost $7,953,737,417) ....................                                   7,947,463,438
-------------------------------------------------------------------------------------------------------------------------
                               Other Assets Less Liabilities -- 1.6%                                          132,804,550
-------------------------------------------------------------------------------------------------------------------------
                               Net Assets -- Equivalent to $1.00
                               Per Share on 8,086,541,967
                               Shares of Beneficial Interest
                               Outstanding -- 100.0% ....................                                  $8,080,267,988
=========================================================================================================================


  Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2000, net unrealized depreciation amounted to $6,273,979 and is comprised of $16,765 in appreciation and $6,290,744 in depreciation.
 *Repurchase Agreements bear interest payable at fixed dates or upon maturity.
  Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at April 30, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.
**Repurchase Agreements are fully collateralized by U.S. Government and Agency
  Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Assets and Liabilities
April 30, 2000
================================================================================

Assets:
Total investments at value (identified cost $7,953,737,417) (Note 1a)................................      $7,947,463,438
Cash ................................................................................................           4,098,913
Receivable for investments sold .....................................................................          75,654,917
Interest receivable .................................................................................          56,720,420
Prepaid expense .....................................................................................              13,134
                                                                                                           --------------
      Total assets ..................................................................................       8,083,950,822
                                                                                                           --------------
Liabilities:
Advisory fee payable (Note 2) .......................................................................           1,354,751
Dividends payable ...................................................................................           1,948,897
Accrued expenses ....................................................................................             379,186
                                                                                                           --------------
      Total liabilities .............................................................................           3,682,834
                                                                                                           --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
  8,086,541,967 shares of beneficial interest outstanding) ..........................................      $8,080,267,988
                                                                                                           ==============

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Operations
For the Year Ended April 30, 2000
================================================================================

Investment Income:
Interest and discount earned (Note 1d) ..............................................................        $460,494,560
                                                                                                             ------------
Expenses:
Investment advisory fee (Note 2) ....................................................   $  27,369,970
Dividend and transfer agency fees ...................................................       1,349,137
Registration fees ...................................................................         873,425
Accounting and custodian services ...................................................         397,935
Legal and audit fees ................................................................         112,742
Printing and shareholder reports ....................................................          99,311
Trustees' fees (Note 5) .............................................................          71,359
Insurance ...........................................................................          40,972
Miscellaneous .......................................................................          38,171
                                                                                        -------------
   Total expense ....................................................................      30,353,022
Waived investment advisory fee (Note 2) .............................................     (10,758,313)         19,594,709
                                                                                        -------------        ------------
Net investment income ...............................................................................         440,899,851
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions ......................................         (10,478)
Net unrealized depreciation of investments ..........................................      (4,639,922)
                                                                                        -------------
   Net realized and unrealized loss from investments ................................................          (4,650,400)
                                                                                                             ------------
Net Increase in Net Assets Resulting From Operations ................................................        $436,249,451
                                                                                                             ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statements of Changes in Net Assets

                                                                                             Year Ended April 30,
                                                                                    -------------------------------------
                                                                                           2000                1999
=========================================================================================================================
Increase in Net Assets:
Operations:
Net investment income ..........................................................       $  440,899,851      $  410,903,273
Net realized gain (loss) from investment transactions ..........................              (10,478)            673,370
Net unrealized depreciation of investments .....................................           (4,639,922)           (364,199)
                                                                                       --------------      --------------
Net increase in net assets resulting from operations ...........................          436,249,451         411,212,444
Total declared as dividends to shareholders (Note 4) ...........................         (440,889,373)       (411,576,643)
Capital share transactions (Note 3) ............................................           24,796,950         688,050,212
                                                                                       --------------      --------------
Net increase in net assets .....................................................           20,157,028         687,686,013
Net Assets:
Beginning of year ..............................................................        8,060,110,960       7,372,424,947
                                                                                       --------------      --------------
End of year ....................................................................       $8,080,267,988      $8,060,110,960
                                                                                       ==============      ==============

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Financial Highlights

                                                                           Year Ended April 30,
                                               --------------------------------------------------------------------------
                                                     2000           1999           1998           1997           1996
=========================================================================================================================
Net Asset Value, Beginning of period ..........        $1.00          $1.00          $1.00          $1.00           $1.00
Income from Investment Operations: ............
  Net investment income .......................         .053           .051           .054           .052            .056
Less Distributions:
  Dividends from net investment
  income ......................................        (.053)         (.051)         (.054)         (.052)          (.056)
                                                  ----------     ----------     ----------     ----------     -----------
Net Asset Value, End of period ................        $1.00          $1.00          $1.00          $1.00           $1.00
                                                  ==========     ==========     ==========     ==========     ==========
Total Return ..................................         5.45%          5.25%          5.57%          5.34%           5.81%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ..............   $8,080,268     $8,060,111     $7,372,425     $6,197,878      $7,615,126
 Ratio of expenses to average net
  assets (before waiver) ......................          .37%           .37%           .38%           .38%            .37%
 Ratio of expenses to average net
  assets (after waiver) .......................          .24%           .24%           .25%           .25%            .24%
 Ratio of net investment income,
  including realized and unrealized
  gains and losses, to average net
  assets (before waiver) ......................         5.14%          4.98%          5.34%          5.12%           5.42%
 Ratio of net investment income,
  including realized and unrealized
  gains and losses, to average net
  assets (after waiver) .......................         5.27%          5.11%          5.47%          5.25%           5.55%

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Rated Institutional Fund
Schedule of Investments
April 30, 2000
================================================================================

                                                                              Interest         Maturity          Value
                  Face Amount                                                   Rate*            Date          (Note 1a)
=========================================================================================================================
U.S.              $ 1,000,000  Federal Home Loan Mortgage Corp. .........       5.05%         11/17/00        $   993,617
Government          3,000,000  Federal National Mortgage Assoc. .........       5.41          03/22/01          2,963,454
Agency
Issues -- 1.4%
-------------------------------------------------------------------------------------------------------------------------
                               Total U.S. Government Agency Issues
                               (Cost $3,998,652) ........................                                       3,957,071
-------------------------------------------------------------------------------------------------------------------------
U.S.               10,000,000  Federal National Mortgage Assoc. .........       6.08          09/17/01          9,989,432
Government         10,000,000  Student Loan Marketing Assoc. ............       6.43          09/29/00          9,999,222
Agency             10,000,000  Student Loan Marketing Assoc. ............       6.30          08/23/01          9,994,975
Issues --
Variable
Rate --10.4%
-------------------------------------------------------------------------------------------------------------------------
                               Total U.S. Government
                               Agency Issues -- Variable Rate
                               (Cost $29,983,629) .......................                                      29,983,629
-------------------------------------------------------------------------------------------------------------------------
Yankee              3,000,000  Bank of Nova Scotia, Portland ............       6.78          02/22/01          2,992,495
Certificates of     5,000,000  Bank of Nova Scotia, Portland ............       6.74          03/14/01          4,983,364
Deposit --          5,000,000  Credit Communal de Belgique, NY ..........       6.54          01/18/01          4,981,408
6.2%                3,000,000  Svenska Handelsbanken, NY ................       6.65          03/06/01          2,989,038
                    2,000,000  UBS AG, Stamford .........................       5.82          08/03/00          1,994,613
-------------------------------------------------------------------------------------------------------------------------
                               Total Yankee Certificates of Deposit
                               (Cost $17,993,552) .......................                                      17,940,918
-------------------------------------------------------------------------------------------------------------------------
Time               10,000,000  Chase Manhattan Bank, Nassau .............       6.00          05/01/00         10,000,000
Deposits --         5,000,000  Citibank, Nassau .........................       5.88          05/01/00          5,000,000
17.3%              10,000,000  Deutsche Bank AG, Cayman .................       6.02          05/01/00         10,000,000
                   12,640,000  State Street Bank & Trust Co., Cayman            6.00          05/01/00         12,640,000
                   12,000,000  Westdeutsche Landesbank
                                 Girozentrale, Cayman ...................       6.00          05/01/00         12,000,000
-------------------------------------------------------------------------------------------------------------------------
                               Total Time Deposits
                               (Cost $49,640,000) .......................                                      49,640,000
-------------------------------------------------------------------------------------------------------------------------
Bank Notes --       3,000,000  First USA Bank, NA .......................       6.08          10/10/00          2,986,044
1.0%
-------------------------------------------------------------------------------------------------------------------------
                               Total Bank Notes
                               (Cost $2,999,365) ........................                                       2,986,044
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Rated Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                              Interest        Maturity           Value
                 Face Amount                                                    Rate*           Date           (Note 1a)
=========================================================================================================================
Bank Notes --    $ 5,000,000  First Union National Bank .................       6.06%         06/02/00        $ 5,000,000
Variable          10,000,000  First Union National Bank .................       6.37          08/28/00         10,002,016
Rate -- 5.2%
-------------------------------------------------------------------------------------------------------------------------
                              Total Bank Notes -- Variable Rate
                              (Cost $15,002,016) ........................                                      15,002,016
-------------------------------------------------------------------------------------------------------------------------
Corporate          3,000,000  Beta Finance Corp. ........................       5.62          06/15/00          2,999,982
Notes -- 6.5%      5,000,000  Beta Finance Corp. ........................       6.83          04/25/01          5,000,000
                   1,000,000  Chrysler Financial Corp. ..................       6.08          03/09/01            991,451
                   1,500,000  General Motors Acceptance Corp. ...........       5.63          02/15/01          1,481,794
                   3,200,000  General Motors Acceptance Corp. ...........       8.25          02/20/01          3,227,974
                   5,000,000  General Motors Acceptance Corp. ...........       7.88          03/07/01          5,030,265
-------------------------------------------------------------------------------------------------------------------------
                              Total Corporate Notes
                              (Cost $18,761,285) ........................                                      18,731,466
-------------------------------------------------------------------------------------------------------------------------
Corporate         10,000,000  American Honda Finance Corp. ..............       6.26          01/10/01          9,995,009
Notes --           7,000,000  Associates Corp. of North America .........       6.03          03/16/01          6,993,817
Variable           5,000,000  Beta Finance Corp. ........................       6.12          03/15/01          5,000,000
Rate -- 21.6%     10,000,000  CIT Group Holdings Inc. ...................       6.30          09/15/00         10,001,659
                   2,500,000  Ford Motor Credit Company .................       6.20          05/05/00          2,500,000
                   2,000,000  General Electric Capital Corp. ............       6.05          05/26/00          2,000,000
                   4,000,000  General Electric Capital Corp. ............       6.22          10/04/00          4,000,000
                   1,500,000  General Motors Acceptance Corp. ...........       6.25          12/01/00          1,500,283
                  10,000,000  Household Finance Corp. ...................       6.25          03/29/01          9,991,800
                  10,000,000  Morgan Stanley Dean Witter & Co. ..........       6.11          03/16/01          9,995,560
-------------------------------------------------------------------------------------------------------------------------
                              Total Corporate Notes -- Variable
                              Rate (Cost $61,990,164) ...................                                      61,978,128
-------------------------------------------------------------------------------------------------------------------------
Master             5,000,000  Combined Insurance Co. of America .........       6.21          06/01/00          5,000,000
Notes --          12,000,000  Goldman Sachs Group Inc. ..................       6.02          08/04/00         12,000,000
Variable          10,000,000  Jackson National Life Insurance Co. .......       6.22          02/01/01         10,000,000
Rate -- 9.4%
-------------------------------------------------------------------------------------------------------------------------
                              Total Master Notes -- Variable Rate
                              (Cost $27,000,000) ........................                                      27,000,000
-------------------------------------------------------------------------------------------------------------------------
Commercial        10,000,000  Bills Securitization Ltd. .................       6.10          05/31/00          9,949,167
Paper -- 19.4%
                  12,000,000  CSW Credit Inc. ...........................       6.10          05/01/00         12,000,000
                   8,702,000  Knight-Ridder Inc. ........................       5.87          05/12/00          8,686,392

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Rated Institutional Fund
Schedule of Investments -- Continued
April 30, 2000
================================================================================

                                                                              Interest        Maturity           Value
                 Face Amount                                                    Rate*           Date           (Note 1a)
=========================================================================================================================
Commercial       $10,000,000  Lehman Brothers Holdings Inc. ............        5.93%         05/16/00       $  9,975,291
Paper              5,178,000  Old Line Funding Corp. ...................        6.05          05/15/00          5,165,817
(continued)       10,000,000  UBS Finance (Delaware) Inc. ..............        6.04          05/01/00         10,000,000
-------------------------------------------------------------------------------------------------------------------------
                              Total Commercial Paper
                              (Cost $55,776,668) .......................                                       55,776,667
-------------------------------------------------------------------------------------------------------------------------
                              Total Investments -- 98.4%
                              (Cost $283,145,331) ......................                                      282,995,939
-------------------------------------------------------------------------------------------------------------------------
                              Other Assets Less Liabilities -- 1.6%                                             4,621,960
-------------------------------------------------------------------------------------------------------------------------
                              Net Assets -- Equivalent to $1.00
                              Per Share on 287,767,291
                              Shares of Beneficial Interest
                              Outstanding -- 100.0% ....................                                     $287,617,899
=========================================================================================================================

Note -- Costs for federal income tax purposes are the same as those shown above. At April 30, 2000, net unrealized depreciation amounted to $149,392 and is comprised of $5,595 of appreciation and $154,987 in depreciation.

*Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of the purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at April 30, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Rated Institutional Fund
Statement of Assets and Liabilities
April 30, 2000

======================================================================================================
Assets:
Total investments at value (identified cost $283,145,331) (Note 1a)....................   $282,995,939
Cash ..................................................................................      1,026,872
Receivable for investments sold .......................................................      2,000,000
Interest receivable ...................................................................      1,686,113
Prepaid expense .......................................................................         40,782
                                                                                          ------------
   Total assets .......................................................................    287,749,706
                                                                                          ------------
Liabilities:
Advisory fee payable (Note 2) .........................................................         50,206
Dividends payable .....................................................................         63,704
Accrued expenses ......................................................................         17,897
                                                                                          ------------
   Total liabilities ..................................................................        131,807
                                                                                          ------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 287,767,291 shares of beneficial interest outstanding) ...............................   $287,617,899
                                                                                          ============
------------------------------------------------------------------------------------------------------
Merrill Lynch Rated Institutional Fund
Statement of Operations
For the Year Ended April 30, 2000
======================================================================================================
Investment Income:
Interest and discount earned (Note 1d) .......................                             $20,518,107
                                                                                           -----------
Expenses:
Investment advisory fee (Note 2) .............................                                 742,612
Registration fees ............................................                                 161,959
Accounting and custodian services ............................                                  75,762
Dividend and transfer agency fees ............................                                  16,818
Legal and audit fees .........................................                                  10,013
Trustees' fees (Note 5) ......................................                                   4,058
Printing and shareholder reports .............................                                   3,328
Insurance ....................................................                                   2,215
Miscellaneous ................................................                                   2,437
                                                                                           -----------
   Total expense .............................................                               1,019,202
                                                                                           -----------
   Net investment income .....................................                              19,498,905
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions ...............              $     211
Net unrealized depreciation of investments ...................               (145,189)
                                                                            ---------
Net realized and unrealized loss from investments ............                                (144,978)
                                                                                           -----------
Net Increase in Net Assets Resulting From Operations .........                             $19,353,927
                                                                                           ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Rated Institutional Fund
Statements of Changes in Net Assets

                                                                       Year           For the Period
                                                                       Ended          June 15, 1998*
                                                                  April 30, 2000     to April 30, 1999
======================================================================================================
Increase (Decrease) in Net Assets:
Operations:
Net investment income ........................................    $  19,498,905        $ 17,950,747
Net realized gain from investment transactions ...............              211              23,721
Net unrealized depreciation of investments ...................         (145,189)             (4,203)
                                                                  -------------        ------------
Net increase in net assets resulting from operations .........       19,353,927          17,970,265
Total declared as dividends to shareholders (Note 4) .........      (19,499,116)        (17,974,468)
Capital share transactions (Note 3) ..........................     (149,900,984)        437,568,275
                                                                  -------------        ------------
Net increase (decrease) in net assets ........................     (150,046,173)        437,564,072
Net Assets:
Beginning of year (Note 3) ...................................      437,664,072             100,000
                                                                  -------------        ------------
End of year ..................................................    $ 287,617,899        $437,664,072
                                                                  =============        ============


--------------------------------------------------------------------------------
Merrill Lynch Rated Institutional Fund
Financial Highlights

                                                                                  Year          For the Period
                                                                                  Ended         June 15, 1998*
                                                                             April 30, 2000    to April 30, 1999
================================================================================================================
Net Asset Value, Beginning of period ...................................       $   1.00            $  1.00
Income from Investment Operations:
 Net investment income .................................................           .053               .045
Less Distributions:
 Dividends from net investment income ..................................          (.053)             (.045)
                                                                               --------            ----------
Net Asset Value, End of period .........................................       $   1.00            $  1.00
                                                                               ========            ==========
Total Return ...........................................................           5.42%              4.57%(1)
Ratios/Supplemental Data:
 Net Assets, end of period (000) .......................................       $287,618            $437,664
 Ratio of expenses to average net assets (before waiver) ...............            .28%               .27%(2)
 Ratio of expenses to average net assets (after waiver) ................             --                .23%(2)
 Ratio of net investment income, including realized and unrealized gains
  and losses, to average net assets (before waiver) ....................           5.23%              4.95%(2)
 Ratio of net investment income, including realized and unrealized gains
  and losses, to average net assets (after waiver) .....................             --               4.99%(2)

*Commencement of operations
(1) Cumulative total return

(2) On an annualized basis

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments
April 30, 2000
================================================================================

                                                                              Interest        Maturity           Value
                 Face Amount                                                    Rate*           Date           (Note 1a)
=========================================================================================================================
U.S.              $ 20,000,000     Federal Home Loan Banks ..............       5.00%         08/14/00       $ 19,936,280
Government          20,500,000     Federal Home Loan Banks ..............       6.09          11/03/00         20,487,495
Agency              25,000,000     Federal Home Loan Banks ..............       6.36          01/18/01         24,984,375
Issues -- 30.1%     21,000,000     Federal Home Loan Banks ..............       5.25          01/22/01         20,822,812
                    15,000,000     Federal Home Loan Banks ..............       6.45          03/16/01         14,977,047
                    15,000,000     Federal Home Loan Banks ..............       5.13          04/17/01         14,783,549
                    15,000,000     Federal Home Loan Banks ..............       5.69          12/10/01         14,689,545
                    20,000,000     Federal Home Loan Mortgage
                                     Corp. ..............................       5.18          11/24/00         19,879,618
                    10,000,000     Federal Home Loan Mortgage
                                     Corp. ..............................       5.15          01/26/01          9,906,169
                     5,000,000     Federal Home Loan Mortgage
                                     Corp. ..............................       5.18          02/09/01          4,950,519
                     9,570,000     Federal Home Loan Mortgage
                                     Corp. ..............................       6.63          11/08/01          9,506,464
                    15,000,000     Federal National Mortgage Assoc. .....       5.12          05/12/00         14,996,072
                    10,000,000     Federal National Mortgage Assoc. .....       4.89          10/13/00          9,923,799
                    16,000,000     Federal National Mortgage Assoc. .....       5.07          12/14/00         15,838,014
                    15,000,000     Federal National Mortgage Assoc. .....       5.35          03/01/01         14,817,494
                    15,000,000     Federal National Mortgage Assoc. .....       5.52          03/06/01         14,839,170
                    18,300,000     Federal National Mortgage Assoc. .....       6.42          03/13/01         18,234,759
                     5,380,000     Federal National Mortgage Assoc. .....       6.00          06/21/01          5,326,872
                    25,000,000     Student Loan Marketing Assoc. ........       5.90          12/01/00         24,880,348
                   150,000,000     Federal Home Loan Banks D/N ..........       5.88          05/01/00        150,000,000
                    20,000,000     Federal Home Loan Banks D/N ..........       4.77          05/05/00         19,989,400
                    66,000,000     Federal Home Loan Banks D/N ..........       5.80          06/14/00         65,532,133
                    15,000,000     Federal Home Loan Banks D/N ..........       5.95          01/08/01         14,337,000
                    10,000,000     Federal Home Loan Banks D/N ..........       6.12          03/01/01          9,466,000
                    25,000,000     Federal Home Loan Banks D/N ..........       6.07          03/09/01         23,630,673
                    15,000,000     Federal Home Loan Banks D/N ..........       6.12          03/14/01         14,164,498
                    15,000,000     Federal Home Loan Banks D/N ..........       6.11          03/19/01         14,152,501
                    10,175,000     Federal Home Loan Mortgage
                                     Corp. D/N ..........................       5.85          05/02/00         10,173,347
                    13,140,000     Federal Home Loan Mortgage
                                     Corp. D/N ..........................       5.90          05/05/00         13,131,386


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments -- Continued
April 30, 2000

                 Face Amount                                                    Rate*           Date           (Note 1a)
=========================================================================================================================
U.S.              $10,000,000      Federal Home Loan Mortgage
Government                           Corp. D/N ..........................       5.08%         06/02/00       $  9,954,844
Agency              5,000,000      Federal Home Loan Mortgage
Issues                               Corp. D/N ..........................       5.22          06/02/00          4,976,800
(continued)        10,000,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       5.20          06/06/00          9,948,000
                   15,000,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       5.22          06/15/00         14,902,125
                   15,000,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       5.23          06/15/00         14,901,919
                   29,589,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       6.07          03/01/01         27,952,728
                    5,000,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       6.18          03/29/01          4,683,450
                   10,000,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       6.21          03/29/01          9,366,900
                    5,051,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       6.26          03/29/01          4,731,221
                   25,000,000      Federal Home Loan Mortgage
                                     Corp. D/N ..........................       6.20          04/26/01         23,428,500
                   16,319,000      Federal National Mortgage Assoc.
                                     D/N ................................       5.85          05/03/00         16,313,696
                   15,000,000      Federal National Mortgage Assoc.
                                     D/N ................................       6.16          04/12/01         14,089,499

-------------------------------------------------------------------------------------------------------------------------
                                   Total U.S. Government Agency
                                   Issues (Cost $784,992,536) ...........                                     783,607,021
-------------------------------------------------------------------------------------------------------------------------
U.S.               20,000,000      Federal Farm Credit Banks ............       6.29          07/24/00         20,010,748
Government         50,000,000      Federal Home Loan Banks ..............       5.87          05/12/00         49,998,723
Agency             25,000,000      Federal Home Loan Banks ..............       6.05          05/17/00         24,999,464
Issues --          75,000,000      Federal Home Loan Banks ..............       6.24          07/14/00         74,992,213
Variable           50,000,000      Federal Home Loan Banks ..............       6.13          09/01/00         49,993,340
Rate -- 28.2%      75,000,000      Federal Home Loan Mortgage
                                     Corp. ..............................       6.28          07/14/00         74,992,213
                   30,000,000      Federal Home Loan Mortgage
                                     Corp. ..............................       6.06          01/10/01         29,989,737
                   75,000,000      Federal National Mortgage Assoc. .....       5.95          08/02/00         74,986,860

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments -- Continued
April 30, 2000

                  Face Amount                                                   Rate*           Date           (Note 1a)
=========================================================================================================================
U.S.              $ 35,000,000     Federal National Mortgage Assoc. .....       5.86%         11/13/00       $ 34,979,418
Government          75,000,000     Federal National Mortgage Assoc. .....       5.99          11/22/00         74,966,065
Agency              50,000,000     Federal National Mortgage Assoc. .....       6.02          11/05/01         49,978,250
Issues --           25,000,000     Student Loan Marketing Assoc. ........       6.43          09/29/00         24,998,028
Variable           100,000,000     Student Loan Marketing Assoc. ........       6.22          03/09/01         99,958,553
Rate                50,000,000     Student Loan Marketing Assoc. ........       6.30          08/23/01         49,974,772
(continued)
-------------------------------------------------------------------------------------------------------------------------
                                   Total U.S. Government Agency
                                   Issues -- Variable Rate
                                   (Cost $734,810,077) ..................                                     734,818,384
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments -- Continued
April 30, 2000

                  Face Amount                                                   Rate*           Date           (Note 1a)
=========================================================================================================================
Repurchase        $310,000,000     Barclays Capital Inc.,
Agreements**                         purchased on 04/28/00 .............        5.85%         05/01/00     $  310,000,000
-- 43.1%           200,000,000     HSBC Securities (USA) Inc.,
                                     purchased on 04/28/00 .............        5.81          05/01/00        200,000,000
                    95,000,000     Lehman Brothers Inc.,
                                     purchased on 04/28/00 .............        5.75          05/01/00         95,000,000
                   115,000,000     Lehman Brothers Inc.,
                                     purchased on 04/28/00 .............        5.72          05/01/00        115,000,000
                    50,722,000     State Street Bank and Trust,
                                     purchased on 04/28/00 .............        5.66          05/01/00         50,722,000
                   350,000,000     Warburg Dillion Read LLC.,
                                     purchased on 04/28/00 .............        5.85          05/01/00        350,000,000
-------------------------------------------------------------------------------------------------------------------------
                                   Total Repurchase Agreements
                                   (Cost $1,120,722,000) ...............                                    1,120,722,000
-------------------------------------------------------------------------------------------------------------------------
                                   Total Investments -- 101.4%
                                   (Cost $2,640,524,613) ...............                                    2,639,147,405
-------------------------------------------------------------------------------------------------------------------------
                                   Liabilities in Excess of Other
                                   Assets -- (1.4%) ....................                                     (35,939,270)
-------------------------------------------------------------------------------------------------------------------------
                                   Net Assets -- Equivalent to $1.00
                                   Per Share on 2,604,585,343 Shares
                                   of Beneficial Interest
                                   Outstanding -- 100.0% ...............                                   $2,603,208,135
=========================================================================================================================

Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2000, net unrealized depreciation amounted to $1,377,208 and is comprised of $27,551 of appreciation and $1,404,759 in depreciation.

*Repurchase Agreements bear interest payable at fixed dates or upon maturity. U.S. Government and Agency Issues are purchased on a discount basis; the interest rate shown is the discount paid at the time of purchase by the Fund. Other U.S. Government and Agency Issues bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at April 30, 2000. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

**Repurchase Agreements are fully collateralized by U.S. Government and Agency Obligations.

D/N--Discount Notes

See Notes to Financial Statements.

-------------------------------------------------------------------------------
Merrill Lynch Government Fund
Statement of Assets and Liabilities
April 30, 2000
===============================================================================

Assets:
Investments in securities subject to repurchase agreements ........................   $1,120,722,000
Investments in other marketable securities ........................................    1,518,425,405
                                                                                      --------------
   Total investments at value (identified cost $2,640,524,613) (Note 1a).............................     $2,639,147,405
Cash ................................................................................................          3,847,141
Interest receivable .................................................................................         11,513,045
Prepaid expense .....................................................................................            183,015
                                                                                                          --------------
   Total assets .....................................................................................      2,654,690,606
                                                                                                          --------------
Liabilities:
Advisory fee payable (Note 2) .......................................................................            446,924
Payable for investments purchased ...................................................................         49,978,250
Dividends payable ...................................................................................            942,793
Accrued expenses ....................................................................................            114,504
                                                                                                          --------------
   Total liabilities ................................................................................         51,482,471
                                                                                                          --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 2,604,585,343 shares of beneficial interest outstanding) ...........................................     $2,603,208,135
                                                                                                          ==============

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Statement of Operations
For the Year Ended April 30, 2000
================================================================================

Investment Income:
Interest and discount earned (Note 1d) ...........................................................        $143,548,467
                                                                                                          ------------
Expenses:
Investment advisory fee (Note 2) .................................................    $  8,277,269
Registration fees ................................................................         462,160
Dividend and transfer agency fees ................................................         330,244
Accounting and custodian services ................................................         160,507
Legal and audit fees .............................................................          49,686
Printing and shareholder reports .................................................          36,940
Trustees' fees (Note 5) ..........................................................          21,400
Insurance ........................................................................          13,393
Miscellaneous ....................................................................          33,293
                                                                                      ------------
   Total expense ....................................................                    9,384,892
Waived investment advisory fee (Note 2) .............................                   (3,018,131)          6,366,761
                                                                                      ------------        ------------
   Net investment income ..........................................................................        137,181,706
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions .........                                       (24)
Net unrealized depreciation of investments .............                                (1,255,770)
                                                                                       -----------
Net realized and unrealized loss from investments .................................................         (1,255,794)
                                                                                                          ------------
Net Increase in Net Assets Resulting From Operations ..............................................       $135,925,912
                                                                                                          ============

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
                                                                              Year Ended April 30,
Merrill Lynch Government Fund                                         -----------------------------------
Statements of Changes in Net Assets                                          2000                1999
=========================================================================================================
Increase (Decrease) in Net assets:
Operations:
Net investment income .............................................    $  137,181,706      $  124,467,945
Net realized gain (loss) from investment transactions .............               (24)            180,541
Net unrealized appreciation (depreciation) of investments .........        (1,255,770)             80,459
                                                                       --------------      --------------
Net increase in net assets resulting from operations ..............       135,925,912         124,728,945
Total declared as dividends to shareholders (Note 4) ..............      (137,181,682)       (124,648,486)
Capital share transactions (Note 3) ...............................       (32,208,401)        521,999,418
                                                                       --------------      --------------
Net increase (decrease) in net assets .............................       (33,464,171)        522,079,877
Net Assets:
Beginning of year .................................................     2,636,672,306       2,114,592,429
                                                                       --------------      --------------
End of year .......................................................    $2,603,208,135      $2,636,672,306
                                                                       ==============      ==============

--------------------------------------------------------------------------------

                                                                           Year Ended April 30,
Merrill Lynch Government Fund                     ----------------------------------------------------------------------
Financial Higlights                                   2000           1999           1998           1997           1996
========================================================================================================================
Net Asset Value, Beginning of period ..........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Income from Investment Operations:
 Net investment income ........................         .052           .050           .053           .052           .055
Less Distributions:
 Dividends from net investment income                  (.052)         (.050)         (.053)         (.052)         (.055)
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of period ................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========
Total Return ..................................         5.34%          5.16%          5.48%          5.31%          5.67%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ..............   $2,603,208     $2,636,672     $2,114,592     $2,017,399     $1,643,625
 Ratio of expenses to average net
  assets (before waiver) ......................          .35%           .36%           .37%           .38%           .38%
 Ratio of expenses to average net
  assets (after waiver) .......................          .24%           .24%           .25%           .26%           .26%
 Ratio of net investment income,
  including realized and unrealized
  gains and losses, to average net
  assets (before waiver) ......................         5.07%          4.90%          5.24%          5.07%          5.37%
 Ratio of net investment income,
  including realized and unrealized
  gains and losses, to average net
  assets (after waiver) .......................         5.18%          5.02%          5.36%          5.19%          5.49%

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Schedule of Investments
April 30, 2000

------------------------------------------------------------------------------------------------------------
                                                                      Interest       Maturity        Value
                     Face Amount                                        Rate*          Date        (Note 1a)
============================================================================================================
U.S.                $47,000,000     U.S. Treasury Bills ..........   5.54%           05/11/00    $46,927,672
Government           17,000,000     U.S. Treasury Bills ..........   5.52            05/18/00     16,955,727
Issues -- 100.0%     25,000,000     U.S. Treasury Bills ..........   5.53            05/18/00     24,934,715
                     40,000,000     U.S. Treasury Bills ..........   5.55            05/18/00     39,895,167
                     14,138,000     U.S. Treasury Bills ..........   5.60            05/18/00     14,100,613
                      5,700,000     U.S. Treasury Bills ..........   5.61            05/18/00      5,684,913
                     17,717,000     U.S. Treasury Bills ..........   5.62            05/18/00     17,670,023
                      7,900,000     U.S. Treasury Bills ..........   5.54            06/01/00      7,862,313
                     12,494,000     U.S. Treasury Bills ..........   5.59            06/01/00     12,433,912
                     10,000,000     U.S. Treasury Bills ..........   5.60            06/01/00      9,951,778
                      3,645,000     U.S. Treasury Bills ..........   5.55            06/08/00      3,623,666
                     15,000,000     U.S. Treasury Bills ..........   5.64            06/08/00     14,910,700
                     25,000,000     U.S. Treasury Bills ..........   5.66            06/08/00     24,850,639
                     53,000,000     U.S. Treasury Bills ..........   5.67            06/08/00     52,682,837
                      4,490,000     U.S. Treasury Bills ..........   5.70            06/08/00      4,462,985
                      5,000,000     U.S. Treasury Bills ..........   5.69            06/29/00      4,953,374
                     15,000,000     U.S. Treasury Bills ..........   5.70            06/29/00     14,859,875
                     23,313,000     U.S. Treasury Bills ..........   5.72            06/29/00     23,094,562
                     65,000,000     U.S. Treasury Bills ..........   5.63            07/06/00     64,329,200
                     15,000,000     U.S. Treasury Bills ..........   5.65            07/06/00     14,845,200
                     25,000,000     U.S. Treasury Bills ..........   5.71            07/06/00     24,742,000
                     25,000,000     U.S. Treasury Bills ..........   5.73            07/06/00     24,742,000
                      1,099,000     U.S. Treasury Bills ..........   5.63            07/13/00      1,086,405

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Schedule of Investments -- Continued
April 30, 2000

---------------------------------------------------------------------------------------------------------------
                                                                           Interest   Maturity         Value
                   Face Amount                                              Rate*       Date         (Note 1a)
===============================================================================================================
U.S.              $52,918,000     U.S. Treasury Bills .............         5.65%     07/13/00     $ 52,311,560
Government          6,240,000     U.S. Treasury Bills .............         5.57      07/27/00        6,154,637
Issues             25,000,000     U.S. Treasury Bills .............         5.60      07/27/00       24,658,000
(continued)        32,000,000     U.S. Treasury Bills .............         5.61      07/27/00       31,562,240
                   95,893,000     U.S. Treasury Bills .............         5.62      07/27/00       94,581,184
---------------------------------------------------------------------------------------------------------------
                                  Total Investments -- 100.0%
                                  (Cost $678,878,908) .............                                 678,867,897
---------------------------------------------------------------------------------------------------------------
                                  Liabilities in Excess of Other
                                  Assets -- (0.0%) ................                                     (27,299)
---------------------------------------------------------------------------------------------------------------
                                  Net Assets -- Equivalent to $1.00
                                  Per Share on 678,851,609 Shares
                                  of Beneficial Interest
                                  Outstanding -- 100.0% ...........                                $678,840,598
===============================================================================================================

Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2000, net unrealized depreciation amounted to $11,011 and is comprised of $8,475 in appreciation and $19,486 in depreciation.

*U.S. Treasury Bills are purchased on a discount basis; the interest rate shown is the discount paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Statement of Assets and Liabilities
April 30, 2000
================================================================================

Assets:
Total investments at value (identified cost $678,878,908) (Note 1a) ...................   $678,867,897
Cash ..................................................................................        150,491
Prepaid expense .......................................................................          7,060
                                                                                          ------------
   Total assets .......................................................................    679,025,448
                                                                                          ------------
Liabilities:
Advisory fee payable (Note 2) .........................................................        107,361
Accrued expenses ......................................................................         38,782
Dividends payable .....................................................................         38,707
                                                                                          ------------
   Total liabilities ..................................................................        184,850
                                                                                          ------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 678,851,609 shares of beneficial interest outstanding) ...............................   $678,840,598
                                                                                          ============

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Statement of Operations
For the Year Ended April 30, 2000
================================================================================

Investment Income:
Interest and discount earned (Note 1d) .................................     $35,802,958
                                                                             -----------
Expenses:
Investment advisory fee (Note 2) .......................    $  2,444,364
Dividend and transfer agency fees ......................         126,683
Registration fees ......................................          88,674
Accounting and custodian services ......................          79,088
Legal and audit fees ...................................          14,268
Trustees' fees (Note 5) ................................           5,721
Printing and shareholder reports .......................           5,544
Insurance ..............................................           3,457
Miscellaneous ..........................................          20,296
                                                            ------------
   Total expense .......................................       2,788,095
Waived investment advisory fee (Note 2) ................      (1,024,599)      1,763,496
                                                            ------------     -----------
   Net investment income ...............................................      34,039,462
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions .........         146,608
Net unrealized appreciation of investments .............          33,206
                                                            ------------
   Net realized and unrealized gain from investments ...................         179,814
                                                                             -----------
Net Increase in Net Assets Resulting From Operations ...................     $34,219,276
                                                                             ===========

See Notes to Financial Statements.

                                                                             Year Ended April 30,
Merrill Lynch Treasury Fund                                          ----------------------------------
Statements of Changes in Net Assets                                             2000               1999
=======================================================================================================
Decrease in Net assets:
Operations:
Net investment income .............................................    $  34,039,462      $  35,098,764
Net realized gain from investment transactions ....................          146,608            339,022
Net unrealized appreciation (depreciation) of investments .........           33,206           (984,043)
                                                                       -------------      -------------
Net increase in net assets resulting from operations ..............       34,219,276         34,453,743
Total declared as dividends to shareholders (Note 4) ..............      (34,186,070)       (35,437,786)
Capital share transactions (Note 3) ...............................       (1,533,095)       (77,872,328)
                                                                       -------------      -------------
Net decrease in net assets ........................................       (1,499,889)       (78,856,371)
Net Assets:
Beginning of year .................................................      680,340,487        759,196,858
                                                                       -------------      -------------
End of year .......................................................    $ 678,840,598      $ 680,340,487
                                                                       -------------      -------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended April 30,
Merrill Lynch Treasury Fund                        ----------------------------------------------------------------------
Financial Highlights                                  2000           1999           1998           1997           1996
=========================================================================================================================
Net Asset Value, Beginning of period ...........     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
Income from Investment Operations:
 Net investment income .........................         .048           .046           .051           .049           .052
Less Distributions:
 Dividends from net investment income ..........        (.048)         (.046)         (.051)         (.049)         (.052)
                                                     --------       --------       --------       --------       --------
Net Asset Value, End of period .................     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                     ========       ========       ========       ========       ========
Total Return ...................................         4.94%          4.76%          5.24%          5.08%          5.37%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ...............     $678,841       $680,340       $759,197       $611,844       $514,123
 Ratio of expenses to average net
  assets (before waiver) .......................          .39%           .39%           .41%           .42%           .41%
 Ratio of expenses to average net
  assets (after waiver) ........................          .25%           .25%           .26%           .27%           .26%
 Ratio of net investment income,
  including realized and unrealized
  gains and losses, to average net
  assets (before waiver) .......................         4.69%          4.36%          5.11%          4.85%          5.09%
 Ratio of net investment income,
  including realized and unrealized
  gains and losses, to average net
  assets (after waiver) ........................         4.83%          4.50%          5.26%          5.00%          5.24%

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments
April 30, 2000


===============================================================================================================
                                                                                                        Value
                 Face Amount                                  Issue                                   (Note 1a)
===============================================================================================================
Alabama --       $15,000,000    Mobile, Alabama Port City Medical Clinic Board Revenue
0.7%                              (Infirmary Health Systems--Series A) CP 4.20% due
                                  07/17/2000 ...................................................    $15,000,000
---------------------------------------------------------------------------------------------------------------
Arkansas --       10,000,000    Arkansas Hospital Equipment Finance Authority Revenue
0.8%                              (AHA Pooled Financing Program) VRDN 5.10% due
                                  11/01/2028 (a) ...............................................     10,000,000
                   6,000,000    Arkansas State Development Finance Authority IDR (Defiance
                                  Metal Products Project) VRDN 5.25% due 11/01/2011 (a) ........      6,000,000
---------------------------------------------------------------------------------------------------------------
Colorado --       15,000,000    Castle Pines North Metropolitan District VRDN 5.10% due
1.9%                              12/01/2028 (a) ...............................................     15,000,000
                  11,695,000    Denver, Colorado City & County Airport Revenue (Municipal
                                  Securities Trust Receipts--SGA 18) VRDN 5.15% due
                                  11/15/2025 (a) ...............................................     11,695,000
                   7,800,000    Douglas County, Colorado School District (Douglas and Elbert
                                  Counties) TAN 3.50% due 06/30/2000 ...........................      7,811,162
                   4,800,000    Montrose, Colorado IDR (Scaled Manufacturing Inc.) VRDN
                                  5.20% due 12/01/2005 (a) .....................................      4,800,000
---------------------------------------------------------------------------------------------------------------
Florida --                      Capital Trust Agency, Florida--M/F Housing Revenue Bond--
2.8%                              Community Loan Program VRDN:
                  10,000,000    (Series A) 5.18% due 12/01/2032 (a) ............................     10,000,000
                  22,100,000    (Series B) 5.18% due 12/01/2032 (a) ............................     22,100,000
                  20,000,000    Gulf Breeze, Florida Health Care Facilities Revenue (Heritage
                                  Health Care Project) VRDN 5.18% due 01/01/2024 (a) ...........     20,000,000
                   4,570,000    Lee County, Florida IDA Revenue (Raymond Building Supply
                                  Corp. Project) VRDN 5.40% due 04/01/2017 (a) .................      4,570,000
---------------------------------------------------------------------------------------------------------------
Georgia --         6,640,000    Albany & Dougherty County, Georgia Hospital Authority
4.1%                              Revenue (Phoebe Putney Memorial Hospital) VRDN 5.10%
                                  due 09/01/2026 (a) ...........................................      6,640,000
                  22,955,000    Eagle Tax-Exempt Trust--State of Georgia (Series 991001)
                                  FXRDN 3.95% due 05/01/2000 ...................................     22,955,000
                  19,145,000    Eagle Tax-Exempt Trust--State of Georgia (Series 981002)
                                  VRDN 5.13% due 07/01/2014 (a) ................................     19,145,000
                   9,000,000    La Grange, Georgia Development Authority IDR (Reltec Corp.
                                  Project) VRDN 5.20% due 12/01/2021 (a) .......................      9,000,000
                   7,200,000    Rome, Georgia TAN 5.00% due 12/29/2000 .........................      7,232,201
                  20,000,000      Southern Georgia Hospital Authority Revenue (Georgia
                                  Alliance of Community Hospitals Pooled Finance Program--
                                  Series A) VRDN 5.10% due 04/01/2029 (a) ......................     20,000,000
---------------------------------------------------------------------------------------------------------------
Hawaii --         18,000,000    ABN-AMRO Munitops--Honolulu City & County Waste
0.9%                              Water System VRDN 5.15% due 04/04/2007 (a) ...................     18,000,000
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

===============================================================================================================
                                                                                                       Value
                 Face Amount                                  Issue                                  (Note 1a)
===============================================================================================================
Idaho --         $ 3,200,000    Madison, Idaho Economic Development Corp. IDR (Floyd
0.2%                              Wilcox & Sons, Inc. Project) VRDN 5.40% due
                                  08/01/2012 (a) ...............................................    $ 3,200,000
---------------------------------------------------------------------------------------------------------------
Illinois --        2,700,000    Aurora, Illinois IDR (Aztech Engineering Inc. Project) VRDN
3.4%                              5.20% due 10/01/2018 (a) .....................................      2,700,000
                   2,000,000    Chicago, Illinois O'Hare International Airport Revenue
                                  (American Airlines--Series C) DDN 5.80% due
                                  12/01/2017 (a) ...............................................      2,000,000
                   6,000,000    Chicago, Illinois Solid Waste Disposal Facilities Revenue
                                  (Groot Industries Inc.) VRDN 5.20% due 12/01/2015 (a) ........      6,000,000
                   2,975,000    Des Plaines, Illinois IDR (East Golf Road LLC Project)
                                  VRDN 5.20% due 05/01/2017 (a) ................................      2,975,000
                   3,300,000    Elgin, Illinois IDR (Starro Precision Products Inc. Project)
                                  VRDN 5.20% due 06/01/2025 (a) ................................      3,300,000
                   1,400,000    Geneva, Illinois IDR (Continental Envelope Corp. Project)
                                  VRDN 5.20% due 09/01/2006 (a) ................................      1,400,000
                  10,000,000    Illinois Health Facilities Authority Revenue (Evanston Hospital
                                  Corp.--Series E) CP 4.00% due 11/30/2000 .....................     10,000,000
                   6,740,000    Illinois Health Facilities Authority Revenue (Riverside Health
                                  Systems--Series B) VRDN 5.10% due 11/15/2016 (a) .............      6,740,000
                  10,000,000    Illinois Health Facilities Authority Revenue (Friend Village of
                                  Schaumburg--Series 97B) VRDN 5.15% due 12/01/2020 (a) ........     10,000,000
                   2,905,000    Illinois State Development Finance Authority IDR (Rockford
                                  College Project) VRDN 5.10% due 02/01/2001 (a) ...............      2,905,000
                   3,380,000    Illinois State Development Finance Authority IDR (Design
                                  Automotive LLC Project) VRDN 5.20% due 06/01/2011 (a) ........      3,380,000
                  10,000,000    Illinois State Development Finance Authority Revenue (Local
                                  Government Financing--Series A) VRDN 5.10% due
                                  09/01/2029 (a) ...............................................     10,000,000
                   2,250,000    Kane County, Illinois School District No. 131 (Aurora East
                                  Side) TAN 4.97% due 09/29/2000 ...............................      2,255,160
                   2,460,000    Peoria, Illinois IDR (CDC Realty L.P. Project) VRDN 5.20%
                                  due 12/01/2014 (a) ...........................................      2,460,000
                   4,000,000    Upper Illinois River Valley Authority, Solid Waste Disposal
                                  Revenue (Exolon-Esk Co. Project) VRDN 5.25%
                                  due 12/01/2021 (a) ...........................................      4,000,000
---------------------------------------------------------------------------------------------------------------
Indiana --         1,935,000    Allen County, Indiana EDR (Water Furnace International Inc.)
4.1%                              VRDN 5.25% due 11/01/2014 (a) ................................      1,935,000
                   4,000,000    Allen County, Indiana EDR (YMCA of Greater Fort Wayne
                                  Project) VRDN 5.15% due 12/01/2009 (a) .......................      4,000,000
                   6,490,000    Anderson, Indiana EDR (Applecreek Commons L.P.) VRDN
                                  5.20% due 12/01/2027 (a) .....................................      6,490,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

==================================================================================================================
                                                                                                          Value
                   Face Amount                                  Issue                                   (Note 1a)
==================================================================================================================
Indiana            $ 2,525,000    Bloomington, Indiana EDR (Bloomington Square Project)
(continued)                         VRDN 5.10% due 12/01/2008 (a) .................................    $ 2,525,000
                     2,500,000    Connersville, Indiana EDR (Inland Southern Corp. Project)
                                    VRDN 5.15% due 02/01/2012 (a) .................................      2,500,000
                     2,500,000    Crawfordsville, Indiana EDR (Performance Master LLC
                                    Project) VRDN 5.35% due 10/01/2018 (a) ........................      2,500,000
                     4,265,000    Elkhart County, Indiana EDR (Patriot Homes Inc. Project)
                                    VRDN 5.40% due 08/01/2012 (a) .................................      4,265,000
                     2,810,000    Greencastle, Indiana IDR (Crown Equipment Corp. Project)
                                    VRDN 5.20% due 02/01/2011 (a) .................................      2,810,000
                     2,375,000    Indiana State Development Finance Authority EDR (Hart
                                    Housing Group Inc. Project) VRDN 5.40% due
                                    06/01/2011 (a) ................................................      2,375,000
                     2,805,000    Indiana State Development Finance Authority EDR (Haulin
                                    Trailers Project) VRDN 5.45% due 12/01/2017 (a) ...............      2,805,000
                     2,230,000    Indiana State Development Finance Authority EDR
                                    (Indianapolis Urban League Inc.) VRDN 5.15% due
                                    01/01/2020 (a) ................................................      2,230,000
                     1,680,000    Indiana State Development Finance Authority IDR (Centurion
                                    Industries Inc. Project) VRDN 5.25% due 10/01/2005 (a) ........      1,680,000
                    22,200,000    Indiana State Development Authority PCR (Southern Indiana
                                    Gas & Electric Co.--Series C) FXRDN 4.45% due
                                    03/01/2001 ....................................................     22,200,000
                     5,000,000    Indiana State Health Facilities Financing Authority Revenue
                                    (Hartsfield Village Project--Series B) VRDN 5.20% due
                                    08/15/2027 (a) ................................................      5,000,000
                    20,407,000    Indiana State Office Building Commission (Series A Hoosier
                                    Notes) CP 4.00% due 06/19/2000 ................................     20,407,000
------------------------------------------------------------------------------------------------------------------
Kansas --                         Butler County, Kansas Solid Waste Disposal & Cogeneration
2.8%                                Revenue (Texaco Refining & Marketing) DDN:
                    15,400,000    (Series A) 6.25% due 08/01/2024 (a) .............................     15,400,000
                    38,600,000    (Series B) 6.25% due 08/01/2024 (a) .............................     38,600,000
                     3,000,000    (Series B) 6.25% due 12/01/2024 (a) .............................      3,000,000
------------------------------------------------------------------------------------------------------------------
Kentucky --         23,000,000    Carroll County, Kentucky Collateralized Solid Waste Disposal
3.9%                                Facilities Revenue (Kentucky Utilities Co. Project--Series A)
                                    DDN 6.40% due 11/01/2024 (a) ..................................     23,000,000
                     4,280,000    Crestview Hill, Kentucky Industrial Building Revenue (Thomas
                                    More College Project) VRDN 5.20% due 11/01/2018 (a) ...........      4,280,000
                     1,700,000    Jefferson County, Kentucky Industrial Building Revenue
                                    (Thomas Development Project) VRDN 5.25% due
                                    04/10/2010 (a) ................................................      1,700,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

================================================================================================================
                                                                                                        Value
                      Face Amount                                Issue                                (Note 1a)
================================================================================================================
Kentucky              $ 9,000,000    Jeffersontown, Kentucky Lease Program Revenue (Kentucky
(continued)                            League of Cities Funding Trust) VRDN 5.05% due
                                       03/01/2030 (a) ...........................................    $ 9,000,000
                        5,000,000    Kenton County, Kentucky TAN 3.95% due 06/30/2000 ...........      5,001,582
                        5,000,000    Kenton County, Kentucky TRAN 3.75% due 06/30/2000 ..........      5,000,393
                        9,835,000    Kentucky Economic Development Finance Authority Hospital
                                       Facilities Revenue (St. Elizabeth's Medical Center Inc.--
                                       Series A) VRDN 5.22% due 05/01/2017 (a) ..................      9,835,000
                       19,700,000    Kentucky State Pollution Abatement and Water Resource
                                       Finance Authority PCR (Toyota Motor) DDN 6.25% due
                                       08/13/2006 (a) ...........................................     19,700,000
                        3,500,000    Shelby County, Kentucky IDR (Truss Co. Inc./Kingbrook
                                       Commerce Park LLC Project) VRDN 5.25% due
                                       06/01/2018 (a) ...........................................      3,500,000
----------------------------------------------------------------------------------------------------------------
Louisiana --                         Louisiana Public Facilities Authority Revenue (Christus
1.7%                                   Health--Series B) CP:
                       26,000,000    4.00% due 05/08/2000 .......................................     26,000,000
                        9,000,000    4.10% due 06/21/2000 .......................................      9,000,000
----------------------------------------------------------------------------------------------------------------
Maine -- 0.6%           2,170,000    Gray, Maine Revenue (Advance Realty Project) VRDN 5.20%
                                       due 10/01/2011 (a) .......................................      2,170,000
                          990,000    Lewiston, Maine Revenue (Geiger Brothers Project) VRDN
                                       4.20% due 09/01/2004 (a) .................................        990,000
                        2,995,000    Millinocket, Maine Revenue (Gardner Chipmills Project)
                                       VRDN 5.40% due 03/01/2005 (a) ............................      2,995,000
                        1,505,000    Saco, Maine IDR (First Light Technology Project) VRDN
                                       5.40% due 04/01/2007 (a) .................................      1,505,000
                        4,135,000    Topsham, Maine Revenue (Village Candle Inc.) VRDN 5.40%
                                       due 08/01/2013 (a) .......................................      4,135,000
----------------------------------------------------------------------------------------------------------------
Maryland --             1,000,000    Anne Arundel County, Maryland EDR (Atlas Container Corp.
1.0%                                   Project) VRDN 5.20% due 04/01/2006 (a) ...................      1,000,000
                       10,000,000    Gaithersburg, Maryland EDR (Asbury Methodist) VRDN
                                       5.15% due 07/01/2027 (a) .................................     10,000,000
                       10,000,000    Maryland State Community Development Administrative
                                       Department (Housing & Community Development--
                                       Series G) FXRDN 3.65% due 08/30/2000 .....................     10,000,000
----------------------------------------------------------------------------------------------------------------
Massachusetts --        6,732,000    Attleboro, Massachusetts BAN 3.75% due 07/03/2000 ..........      6,733,780
7.0%                    7,100,000    Brockton, Massachusetts RAN 3.90% due 08/04/2000 ...........      7,103,558
                       23,607,000    Clipper Tax-Exempt Trust--Massachusetts State Housing
                                       Finance Agency (Series A) VRDN 4.78% due
                                       05/01/2007 (a) ...........................................     23,607,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

=================================================================================================================
                                                                                                         Value
                   Face Amount                                  Issue                                  (Note 1a)
=================================================================================================================
Massachusetts      $ 8,107,000    Clipper Tax-Exempt Trust--Massachusetts State Housing
(continued)                         Finance Agency (Series 98-B) VRDN 5.13% due
                                    07/20/2007 (a) ...............................................    $ 8,107,000
                     2,600,000    Greater Attleboro-Taunton Regional Transit Authority RAN
                                    4.00% due 08/11/2000 .........................................      2,602,805
                     6,000,000    Lynn, Massachusetts BAN 4.25% due 11/16/2000 ...................      6,008,780
                     4,150,000    Massachusetts State Industrial Finance Agency Health Care
                                    Facilities Revenue (Beverly Enterprises) DDN 5.90% due
                                    04/01/2009 (a) ...............................................      4,150,000
                     9,750,000    Northbridge, Massachusetts BAN 4.75% due 03/13/2001 ............      9,785,535
                     3,000,000    Norwell, Massachusetts BAN 4.50% due 10/18/2000 ................      3,009,392
                    18,000,000    Pioneer Valley Transit Authority RAN 3.90% due 08/04/2000 ......     18,012,637
                     6,000,000    Southeastern Regional Transit Authority RAN 4.10% due
                                    09/15/2000 ...................................................      6,007,588
                    20,000,000    Wilmington, Massachusetts BAN 3.50% due 06/29/2000 .............     20,000,000
                    16,100,000    Worcester, Massachusetts BAN 4.40% due 08/30/2000 ..............     16,128,306
                    11,900,000    Worcester, Massachusetts Regional Transit Authority RAN
                                    3.50% due 06/16/2000 .........................................     11,900,000
-----------------------------------------------------------------------------------------------------------------
Michigan --          7,000,000    Dearborn, Michigan Economic Development Corp. Revenue
2.5%                                (Henry Ford Village Inc. Project) VRDN 5.10% due
                                    10/01/2023 (a) ...............................................      7,000,000
                                  Michigan Municipal Bond Authority RAN:
                     5,000,000    (Series B-1) 4.25% due 08/25/2000 ..............................      5,009,931
                     5,000,000    (Series B-2) 4.25% due 08/25/2000 ..............................      5,010,392
                     7,500,000    Michigan State Higher Educational Facilities Authority
                                    Revenue (Center Creative Project) VRDN 5.10% due
                                    12/01/2024 (a) ...............................................      7,500,000
                     5,900,000    Michigan State Strategic Fund Limited Obligation Revenue
                                    (AVL North America Inc. Project) VRDN 5.35% due
                                    04/01/2011 (a) ...............................................      5,900,000
                     4,000,000    Michigan State Strategic Fund Limited Obligation Revenue
                                    (FATA Automation Project) VRDN 5.25% due
                                    10/01/2024 (a) ...............................................      4,000,000
                     4,230,000    Michigan State Strategic Fund Limited Obligation Revenue
                                    (Weller Truck Parts Project) VRDN 5.25% due
                                    10/01/2029 (a) ...............................................      4,230,000
                     5,500,000    Oakland County, Michigan Economic Development Corp
                                    Limited Obligation Revenue (Su Dan Co. Project) VRDN
                                    5.25% due 07/01/2024 (a) .....................................      5,500,000
                     7,300,000    University of Michigan, University Hospital Revenue (Series A)
                                    DDN 5.85% due 12/01/2027 (a) .................................      7,300,000
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

=====================================================================================================================
                                                                                                             Value
                      Face Amount                                  Issue                                   (Note 1a)
=====================================================================================================================
Minnesota --          $ 6,000,000    Minneapolis-St. Paul, Minnesota Housing Finance Board
0.3%                                   Revenue (Single Family--Series B-2) FXRDN 3.65% due
                                       08/01/2000 ....................................................    $ 6,000,000
---------------------------------------------------------------------------------------------------------------------
Mississippi --         31,400,000    Mississippi State Hospital Equipment & Facilities Authority
1.5%                                   Revenue (North Mississippi Health Services--Series 1) CP
                                       4.05% due 06/12/2000 ..........................................     31,400,000
---------------------------------------------------------------------------------------------------------------------
Missouri --             1,875,000    Missouri State Development Finance Board IDR (Filtration
0.9%                                   Group Inc.) VRDN 5.20% due 03/01/2012 (a) .....................      1,875,000
                       14,000,000    Missouri State Health & Higher Educational Facilities
                                       Authority Revenue (Pooled Hospital Loan Program--
                                       Series A) VRDN 5.10% due 08/01/2029 (a) .......................     14,000,000
                        1,875,000    Sikeston, Missouri IDA Revenue (Heritage American Homes
                                       LP/ North Ridge Homes Inc. Project) VRDN 5.40% due
                                       07/01/2009 (a) ................................................      1,875,000
---------------------------------------------------------------------------------------------------------------------
Nevada --              11,290,000    Eagle Tax-Exempt Trust--Clark County, Nevada School
0.5%                                   District (Series 962804) VRDN 5.13% due 06/15/2015 (a) ........     11,290,000
---------------------------------------------------------------------------------------------------------------------
New Hampshire --        2,100,000    New Hampshire State Business Finance Authority Revenue
0.6%                                   (Hydra LLC Inc.) VRDN 5.20% due 11/01/2006 (a) ................      2,100,000
                        4,710,000    New Hampshire State Business Finance Authority Industrial
                                       Facilities Revenue (Nim-Cor Inc.) VRDN 5.20% due
                                       11/01/2009 (a) ................................................      4,710,000
                        1,060,000    New Hampshire State Business Finance Authority Revenue
                                       (Freed's Bakery Inc. Project) VRDN 5.40% due
                                       05/02/2011 (a) ................................................      1,060,000
                        5,605,000    New Hampshire State Business Finance Authority Revenue
                                       (Montgomery Wire Corp.) VRDN 5.20% due
                                       02/01/2014 (a) ................................................      5,605,000
---------------------------------------------------------------------------------------------------------------------
New Jersey --          12,180,000    Essex County, New Jersey BAN 4.00% due 08/15/2000 ...............     12,191,747
2.0%                    7,000,000    Essex County, New Jersey Import Authority Lease Revenue
                                       BAN 4.25% due 08/10/2000 ......................................      7,005,634
                       12,040,000    Jersey City, New Jersey Refunding Notes GO 5.00% due
                                       01/12/2001 ....................................................     12,090,383
                       10,000,000    New Jersey Economic Development Authority Water Facilities
                                       Revenue (United Water of New Jersey Inc. Project) VRDN
                                       5.95% due 11/01/2026 (a) ......................................     10,000,000
---------------------------------------------------------------------------------------------------------------------
New York --            11,000,000    Attica, New York Central School District BAN 5.00% due
5.0%                                   04/18/2001 ....................................................     11,050,707
                        8,000,000    Avoca, New York Central School District BAN 4.50% due
                                       12/14/2000 ....................................................      8,019,053

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

=================================================================================================================
                                                                                                         Value
                   Face Amount                                  Issue                                  (Note 1a)
=================================================================================================================
New York           $ 9,500,000    East Meadow, New York United Free School District TAN
(continued)                         4.00% due 06/28/2000 .........................................    $ 9,506,838
                     7,000,000    Gananda Central School District BAN 4.25% due 08/18/2000 .......      7,010,027
                     7,200,000    Gananda Central School District BAN 5.00% due 01/19/2001 .......      7,224,731
                     2,000,000    Garden City, New York United Free School District TAN
                                    4.00% due 06/27/2000 .........................................      2,001,416
                     8,630,000    Honeoye, New York Central School District BAN 4.50% due
                                    11/01/2000 ...................................................      8,650,809
                     9,950,000    Jamestown, New York City School District BAN 4.25% due
                                    06/23/2000 ...................................................      9,954,223
                     3,000,000    Mayfield Central School District BAN 4.25% due 06/28/2000 ......      3,001,848
                     9,200,000    Olean, New York City School District BAN 4.63% due
                                    03/08/2001 ...................................................      9,219,127
                    10,000,000    Sachem Central School District TAN 4.00% due 06/29/2000 ........     10,007,161
                     8,500,000    Sodus, New York Central School District BAN 4.25% due
                                    11/21/2000 ...................................................      8,511,354
                     9,400,000    Sullivan County, New York (Series A) BAN 4.75% due
                                    03/30/2001 ...................................................      9,426,242
-----------------------------------------------------------------------------------------------------------------
Ohio --              6,700,000    Akron, Ohio Metropolitan Housing Authority Facilities
14.4%                               Revenue (Administration Building Project) VRDN 5.17%
                                    due 04/01/2018 (a) ...........................................      6,700,000
                     4,950,000    Athens, Ohio City School District BAN 4.46% due 07/27/2000            4,955,287
                     5,000,000    Cardinal, Ohio Local School District BAN 4.50% due
                                    06/15/2000 ...................................................      5,003,008
                    10,532,000    Cincinnati, Ohio City School District BAN 4.18% due
                                    09/14/2000 ...................................................     10,546,324
                     7,250,000    Cincinnati, Ohio City School District BAN 4.75% due
                                    09/14/2000 ...................................................      7,267,138
                     6,480,000    Cincinnati, Ohio City School District BAN 5.00% due
                                    04/27/2001 ...................................................      6,510,635
                     5,100,000    Clinton County, Ohio Hospital Revenue (Hospital Capital Inc.)
                                    VRDN 5.10% due 07/01/2029 (a) ................................      5,100,000
                     4,000,000    Cuyahoga County, Ohio IDR (Motch Corp. Project) VRDN
                                    5.25% due 02/01/2003 (a) .....................................      4,000,000
                    10,000,000    Cuyahoga County, Ohio Hospital Revenue (The Cleveland
                                    Clinic) VRDN 5.80% due 01/01/2026 (a) ........................     10,000,000
                     3,500,000    Eagle Tax-Exempt Trust--Ohio Water Development Authority
                                    (Ohio Edison) VRDN 5.13% due 07/01/2015 (a) ..................      3,500,000
                     4,800,000    Eagle Tax-Exempt Trust--Ohio Edison (Series 953509) VRDN
                                    5.13% due 07/01/2015 (a) .....................................      4,800,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

==============================================================================================================
                                                                                                      Value
                   Face Amount                                Issue                                 (Note 1a)
==============================================================================================================
Ohio               $15,000,000    Eagle Tax-Exempt Trust--Cleveland Water (Series 983501)
(continued)                         VRDN 5.13% due 01/01/2025 (a) .............................    $15,000,000
                    22,065,000    Eagle Tax-Exempt Trust--Ohio State Turnpike Revenue
                                    (Series 983502) VRDN 5.13% due 02/15/2020 (a) .............     22,065,000
                     5,035,000    Franklin County, Ohio M/F Revenue (Community Housing
                                    Network) VRDN 5.15% due 03/01/2027 (a) ....................      5,035,000
                     8,750,000    Hamilton County, Ohio Hospital Facilities Revenue (Children's
                                    Hospital Medical Center) VRDN 5.10% due 05/15/2017 (a)           8,750,000
                     4,705,000    Indian Hill, Ohio EDR (Cincinnati Country Day School)
                                    VRDN 4.97% due 05/01/2019 (a) .............................      4,705,000
                     4,285,000    Lucas-Beacon Place Housing Development Corp. M/F Revenue
                                    (Beacon Place Apartments Project) FXRDN 4.35% due
                                    09/15/2000 ................................................      4,285,000
                     4,000,000    Lucas County, Ohio Metropolitan Sewer & Water District
                                    BAN 4.28% due 10/19/2000 ..................................      4,006,821
                     5,390,000    Mahoning County, Ohio Health Care Facilities Revenue
                                    (Shepherds Woods Project) VRDN 5.15% due
                                    09/01/2022 (a) ............................................      5,390,000
                     7,100,000    Marion, Ohio BAN 4.30% due 11/16/2000 .......................      7,107,386
                     3,045,000    Mentor, Ohio IDR (Risch Investments/Roll-Kraft Project)
                                    VRDN 5.20% due 08/01/2017 (a) .............................      3,045,000
                    13,470,000    Middleburg Heights, Ohio Hospital Revenue (Southwest
                                    General Health) VRDN 5.10% due 08/15/2022 (a) .............     13,470,000
                                    Montgomery County, Ohio Revenue (Miami Valley Hospital--
                                    Series B) CP:
                    17,000,000    4.00% due 05/05/2000 ........................................     17,000,000
                    25,450,000    4.15% due 07/17/2000 ........................................     25,450,000
                     4,370,000    North Ridgeville, Ohio BAN 4.15% due 10/19/2000 .............      4,374,907
                     5,200,000    Ohio State Solid Waste Revenue (BP Exploration & Oil
                                    Project) DDN 6.20% due 02/01/2033 (a) .....................      5,200,000
                     4,000,000    Ontario County, Ohio BAN 4.20% due 10/26/2000 ...............      4,004,669
                     3,755,000    Ottawa County, Ohio IDR (Adrian Sand & Stone Inc. Project)
                                    VRDN 5.25% due 10/01/2008 (a) ...............................      3,755,000
                     5,400,000    Paulding County, Ohio Solid Waste Disposal Revenue (LaFarge
                                    Corp. Project) DDN 6.00% due 08/01/2026 (a) ................      5,400,000
                     7,425,000    Richland County, Ohio Revenue (Mansfield Area YMCA
                                    Project) VRDN 5.15% due 11/01/2019 (a) .....................      7,425,000
                     2,500,000    Sheffield, Ohio GO 3.60% due 05/18/2000 .....................      2,500,000
                                    Teays Valley, Ohio Local School District BAN:
                     7,275,000    4.50% due 06/15/2000 ........................................      7,279,383
                     5,925,000    4.75% due 06/15/2000 ........................................      5,928,945

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

===============================================================================================================
                                                                                                       Value
                     Face Amount                                Issue                                (Note 1a)
===============================================================================================================
Ohio                                Trumbull County, Ohio BAN:
(continued)          $ 5,100,000    (Series 2) 4.20% due 07/27/2000 ............................    $ 5,103,489
                       7,450,000    (Series 1) 4.75% due 04/11/2001 ............................      7,471,381
                      26,100,000    Warrensville Heights, Ohio City School District BAN 4.55%
                                      due 07/15/2000 ...........................................     26,128,808
                       6,295,000    Willoughby, Ohio IDR (Kennedy Group Inc. Project) VRDN
                                      5.25% due 09/01/2018 (a) .................................      6,295,000
                       1,940,000    Wood County, Ohio IDR (GHT Property Management LLC
                                      Project) VRDN 5.40% due 08/01/2019 (a) ...................      1,940,000
---------------------------------------------------------------------------------------------------------------
Oklahoma --                         Oklahoma State Development Finance Authority Revenue
2.0%                                  (Oklahoma Hospital Association--Series A) VRDN:
                      20,000,000    5.10% due 06/01/2029 (a) ...................................     20,000,000
                      10,000,000    5.10% due 01/01/2030 (a) ...................................     10,000,000
                      11,673,000    Oklahoma State Housing Finance Agency Single-Family
                                      Revenue (Series B) BAN 4.75% due 12/28/2000 ..............     11,685,503
---------------------------------------------------------------------------------------------------------------
Oregon --              3,592,400    Oregon State EDR (Sheffer Corp. Project--Series 185) VRDN
0.5%                                  5.10% due 12/01/2013 (a) .................................      3,592,400
                       6,000,000    Oregon State Housing & Community Services Department
                                    Mortgage Revenue (Single Family Mortgages--Series K)
                                      FXRDN 3.58% due 08/17/2000 ...............................      6,000,000
---------------------------------------------------------------------------------------------------------------
Pennsylvania --       24,660,000    Dauphin County, Pennsylvania General Authority Revenue
4.3%                                  (School District Pooled Financing) VRDN 5.20% due
                                      09/01/2032 (a) ...........................................     24,660,000
                      38,405,000    Montgomery County, Pennsylvania Higher Education & Health
                                      Authority Revenue (Higher Education & Health Loan)
                                      VRDN 5.15% due 08/01/2021 (a) ............................     38,405,000
                      25,000,000    New Garden, Pennsylvania General Authority Municipal
                                      Revenue (Municipal Pooled Financing Program) VRDN
                                      5.20% due 11/01/2029 (a) .................................     25,000,000
---------------------------------------------------------------------------------------------------------------
Rhode Island --        5,500,000    Rhode Island State Health & Educational Building Corp.
0.9%                                  Revenue (La Salle Academy) VRDN 5.05% due
                                      03/01/2029 (a) ...........................................      5,500,000
                       2,660,000    Rhode Island State Housing & Mortgage Finance Corp.
                                      (Smith Building Development Corp.) VRDN 5.20% due
                                      12/01/2028 (a) ...........................................      2,660,000
                       2,500,000    Rhode Island State Industrial Facilities Corporation IDR
                                      (Capital Development Corp. Project) VRDN 4.00% due
                                      11/01/2005 (a) ...........................................      2,500,000
                       2,665,000    Rhode Island State Industrial Facilities Corporation IDR
                                      (Beta Realty Corp.) VRDN 5.05% due 12/01/2019 (a) .........      2,665,000
                       5,000,000    Rhode Island State Resource Recovery Corp. (Landfill Lease)
                                      GO 4.00% due 07/28/2000 ....................................      5,004,641
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

=======================================================================================================================
                                                                                                               Value
                       Face Amount                                   Issue                                   (Note 1a)
=======================================================================================================================
South Carolina --      $ 2,500,000    South Carolina Economic Development Authority EDR
0.5%                                    (Parkway Products Inc. Project) VRDN 5.25% due
                                        11/01/2007 (a) .................................................    $ 2,500,000
                         6,935,000    South Carolina Economic Development Authority IDR (Core
                                        Materials Corp. Project) VRDN 4.70% due 04/01/2013 (a) .........      6,935,000
-----------------------------------------------------------------------------------------------------------------------
Tennessee --             4,000,000    Coffee County, Tennessee Industrial Board Inc. IDR (Hillsdale
4.1%                                    Tool & Manufacturing Co. Project) VRDN 5.20% due
                                        06/01/2017 (a) .................................................      4,000,000
                        19,775,000    Johnson City, Tennessee Municipal Securities Trust (SGA 45)
                                        DDN 5.90% due 05/01/2021 (a) ...................................     19,775,000
                        35,000,000    Knox County, Tennessee Health, Educational & Housing
                                        Facilities Board Revenue (THA Solutions Group Inc. Project)
                                        VRDN 5.10% due 05/01/2029 (a) ..................................     35,000,000
                         9,500,000    Memphis & Shelby County, Tennessee Industrial Board PCR
                                        (Birmingham Steel Corp. Project) VRDN 5.20% due
                                        10/01/2026 (a) .................................................      9,500,000
                         4,120,000    Nashville & Davidson County, Tennessee IDB Revenue (Gibson
                                        Guitar Project) VRDN 5.20% due 03/01/2011 (a) ..................      4,120,000
                         2,480,000    Nashville & Davidson County, Tennessee IDB Revenue
                                        (Hickory M/F Housing Revenue) VRDN 5.15% due
                                        06/01/2015 (a) .................................................      2,480,000
                        10,500,000    Shelby County, Tennessee (Series A) CP 4.10% due 06/09/2000            10,500,000
-----------------------------------------------------------------------------------------------------------------------
Texas --                20,000,000    ABN-AMRO Muni Tops--Dallas, Texas Waterworks & Sewer
12.5%                                   Systems Revenue (Series 9819) VRDN 5.13% due
                                        07/04/2007 (a) .................................................     20,000,000
                        13,884,000    ABN-AMRO Muni Tops--Texas A&M University Revenue
                                        (Series 995) FXRDN 3.60% due 05/17/2000 ........................     13,884,000
                         9,000,000    ABN-AMRO Muni Tops--San Antonio, Texas Electric & Gas
                                        Revenue (Series 9822) VRDN 5.15% due 01/02/2007 (a) ............      9,000,000
                        23,500,000    Dallas, Texas Area Rapid Transit Sales Tax Revenue CP 4.00%
                                        due 06/15/2000 .................................................     23,500,000
                        25,000,000    Gulf Coast IDA, Solid Waste Disposal Revenue (Citgo
                                        Petroleum Corp. Project) DDN 6.25% due 04/01/2028 (a) ..........     25,000,000
                         4,000,000    Mesquite, Texas IDR (Morrison Products) VRDN 5.40% due
                                        01/10/2010 (a) .................................................      4,000,000
                         1,340,000    Montgomery County, Texas IDC Revenue (Sawyer Research
                                        Products Inc.) VRDN 5.40% due 02/04/2015 (a) ...................      1,340,000
                        22,700,000    Plano, Texas Health Facilities Development Corporation
                                        Revenue (Children's Presbyterian Health Care Center) CP
                                        4.10% due 06/19/2000 ...........................................     22,700,000
                        15,000,000    San Antonio, Texas Water System CP 4.00% due 06/21/2000 ..........     15,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

==============================================================================================================
                                                                                                      Value
                      Face Amount                               Issue                               (Note 1a)
==============================================================================================================
Texas                 $80,000,000    Texas State TRAN 4.50% due 08/31/2000 ....................    $80,203,497
(continued)                            Texas Municipal Power Agency Revenue CP:
                       23,700,000    4.00% due 05/04/2000 .....................................     23,700,000
                       19,200,000    4.10% due 07/20/2000 .....................................     19,200,000
--------------------------------------------------------------------------------------------------------------
Utah --                26,000,000    Intermountain Power Agency Power Supply Revenue CP 4.10%
1.3%                                   due 06/09/2000 .........................................     26,000,000
--------------------------------------------------------------------------------------------------------------
Vermont --              5,000,000    Vermont Housing Finance Agency Single-Family Housing Note
0.2%                                   (Series 11-B) FXRDN 3.70% due 09/07/2000 ...............      5,000,000
--------------------------------------------------------------------------------------------------------------
Washington --          26,745,000    Eagle Tax-Exempt Trust--Port of Seattle, Washington
2.9%                                   Passenger Facility Charge (Series 984705) VRDN 5.13% due
                                       12/01/2019 (a) .........................................     26,745,000
                       14,680,000    Eagle Tax-Exempt Trust--Washington State Public Power
                                       Supply System (Nuclear Project Number 1--Series 964702)
                                     VRDN 5.13% due 07/01/2011 (a) ............................     14,680,000
                       17,280,000    Seattle, Washington Municipal Light & Power Revenue
                                       (Municipal Securities Trust--SGA 85) DDN 5.90% due
                                       10/01/2023 (a) .........................................     17,280,000
--------------------------------------------------------------------------------------------------------------
West Virginia --       10,000,000    ABN-AMRO Muni Tops--State of West Virginia VRDN
0.5%                                   3.50% due 06/06/2007 (a) ...............................     10,000,000
--------------------------------------------------------------------------------------------------------------
Wisconsin --            2,000,000    Iron County, Wisconsin BAN 4.20% due 12/01/2000 ..........      2,000,000
3.9%
                        6,000,000    Oshkosh, Wisconsin Area School District TRAN 4.00% due
                                       08/23/2000 .............................................      6,005,053
                        8,900,000    Racine, Wisconsin United School District TRAN 3.75% due
                                       07/06/2000 .............................................      8,903,090
                        4,615,000    Sturtevant, Wisconsin IDR (Andis Co. Project--Series A)
                                       VRDN 5.20% due 12/01/2016 (a) ..........................      4,615,000
                        9,000,000    Sun Prairie, Wisconsin Area School District BAN 3.75% due
                                       10/01/2000 .............................................      9,010,934
                        4,100,000    Verona, Wisconsin Area School District TRAN 4.00% due
                                       08/25/2000 .............................................      4,103,264
                                     Wisconsin State G.O. CP:
                       10,000,000    (Series 1997-B) 3.95% due 05/04/2000 .....................     10,000,000
                       11,000,000    (Series 1998-B) 3.95% due 05/05/2000 .....................     11,000,000
                       25,000,000    (Series 1998-B) 4.00% due 06/21/2000 .....................     25,000,000
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2000

===========================================================================================================
                                                                                                  Value
                Face Amount                               Issue                                 (Note 1a)
===========================================================================================================
Wyoming --                     Laramie County, Wyoming IDR (Cheyenne Light Fuel &
1.6%                             Power Co.) VRDN:
                $ 3,500,000    (Series 97-B) 5.15% due 09/01/2021 (a) ....................   $    3,500,000
                  5,000,000    (Series 97-A) 5.15% due 03/01/2027 (a) ....................        5,000,000
                 24,200,000    Sweetwater County, Wyoming PCR (Idaho Power Co. Project--
                                 Series B) DDN 6.10% due 07/15/2026 (a) ..................       24,200,000
-----------------------------------------------------------------------------------------------------------
                               Total Investments (Cost $2,031,741,065) -- 98.8% ..........    2,031,741,065
-----------------------------------------------------------------------------------------------------------
                               Other Assets Less Liabilities -- 1.2% .....................       23,933,388
-----------------------------------------------------------------------------------------------------------
                               Net Assets -- Equivalent to $1.00 Per Share on
                               2,055,694,399 Shares of Beneficial Interest
                               Outstanding -- 100.0% .....................................   $2,055,674,453
===========================================================================================================

(a) The interest rate is subject to change periodically based on a certain index. The rates shown are those in effect at April 30, 2000. For variable rate demand instruments, the next coupon date on which the interest is to be adjusted is deemed the maturity date for valuation.

Note -- Cost for federal income tax purposes is the same as that shown above.

===============================================================================
Portfolio Abbreviations for Merrill Lynch Institutional Tax-Exempt Fund

BAN     Bond Anticipation Notes        GO    General Obligation                 PCR    Pollution Control Revenue
CP      Commercial Paper               IDA   Industrial Development Authority   RAN    Revenue Anticipation Notes
DDN     Daily Demand Notes             IDB   Industrial Development Board       TAN    Tax Anticipation Notes
EDR     Economic Development Revenue   IDR   Industrial Development Revenue     TRAN   Tax and Revenue Anticipation Notes
FXRDN   Fixed Rate Demand Notes        M/F   Multi-Family                       VRDN   Variable Rate Demand Notes
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statement of Assets and Liabilities
April 30, 2000
================================================================================

Assets:
Investments, at amortized cost and value (Note 1a) ................................  $2,031,741,065
Cash ..............................................................................       1,949,521
Interest receivable ...............................................................      21,353,867
Receivable for investments sold ...................................................       1,195,000
Prepaid expense ...................................................................           3,183
                                                                                     --------------
   Total assets ...................................................................   2,056,242,636
                                                                                     --------------
Liabilities:
Advisory fee payable (Note 2) .....................................................         351,896
Accrued expenses ..................................................................         156,971
Dividends payable .................................................................          59,316
                                                                                     --------------
   Total liabilities ..............................................................         568,183
                                                                                     --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 2,055,694,399 shares of beneficial interest outstanding) .........................  $2,055,674,453
                                                                                     ==============

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statement of Operations
For the Year Ended April 30, 2000
================================================================================

Investment Income:
Interest and discount earned (Note 1d) ............................   $80,689,853
                                                                      -----------
Expenses:
Investment advisory fee (Note 2) ................    $  9,877,352
Registration fees ...............................         353,736
Dividend and transfer agency fees ...............         195,124
Accounting and custodian services ...............         143,072
Legal and audit fees ............................          32,395
Printing and shareholder reports ................          21,898
Trustees' fees (Note 5) .........................          18,253
Insurance .......................................           9,981
Miscellaneous ...................................           7,634
                                                     ------------
     Total expense ..............................      10,659,445
Waived investment advisory fee (Note 2) .........      (5,377,309)      5,282,136
                                                     ------------     -----------
     Net investment income ........................................    75,407,717
Net realized gain from investment transactions ....................       117,232
                                                                      -----------
Net Increase in Net Assets Resulting From Operations ..............   $75,524,949
                                                                      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statements of Changes in Net Assets
                                                                                Year Ended April 30,
                                                                       -------------------------------------
                                                                              2000                 1999
------------------------------------------------------------------------------------------------------------
Increase in Net assets:
Operations:
Net investment income ..............................................     $   75,407,717       $   63,764,839
Net realized gain (loss) from investment transactions ..............            117,232                 (538)
                                                                         --------------       --------------
Net increase in net assets resulting from operations ...............         75,524,949           63,764,301
Total declared as dividends to shareholders (Note 4) ...............        (75,427,016)         (63,752,758)
Capital share transactions (Note 3) ................................        102,501,621          148,621,747
                                                                         --------------       --------------
Net increase in net assets .........................................        102,599,554          148,633,290
Net Assets:
Beginning of year ..................................................      1,953,074,899        1,804,441,609
                                                                         --------------       --------------
End of year, including undistributed net investment income of $0 and
$134,601 and accumulated capital losses of $128,519 and $252,480
respectively (Note 1g and Note 4) ..................................     $2,055,674,453       $1,953,074,899
                                                                         ==============       ==============

--------------------------------------------------------------------------------

                                                                             Year Ended April 30,
Merrill Lynch Institutional Tax-Exempt Fund      ------------------------------------------------------------------------
Financial Highlights                                    2000           1999           1998           1997          1996
=========================================================================================================================
Net Asset Value, Beginning of period .............   $     1.00     $     1.00     $     1.00     $     1.00     $   1.00
 Net investment income ...........................          .03            .03            .04            .03          .04
 Dividends from net investment income ............         (.03)          (.03)          (.04)          (.03)        (.04)
                                                     ----------     ----------     ----------     ----------     --------
Net Asset Value, End of period ...................   $     1.00     $     1.00     $     1.00     $     1.00     $   1.00
                                                     ==========     ==========     ==========     ==========     ========
Total Return .....................................         3.41%          3.22%          3.59%          3.41%        3.68%
Ratios/Supplemental Data:
 Net Assets, end of period (000) .................   $2,055,674     $1,953,075     $1,804,442     $1,003,655     $667,205
 Ratio of expenses to average net assets
  (before waiver) ................................          .48%           .49%           .49%           .52%         .54%
 Ratio of expenses to average net assets
  (after waiver) .................................          .24%           .24%           .24%           .27%         .29%
 Ratio of net investment income, including
  realized and unrealized gains and losses,
  to average net assets (before waiver) ..........         3.12%          2.92%          3.28%          3.12%        3.35%
 Ratio of net investment income, including
  realized and unrealized gains and losses,
  to average net assets (after waiver) ...........         3.36%          3.17%          3.53%          3.37%        3.60%

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Merrill Lynch Funds For Institutions Series (the "Trust") was organized as a Massachusetts business trust on May 7, 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management company. On June 15, 1998, Merrill Lynch Rated Institutional Fund commenced operations as a separate series of the Trust. On January 27, 1997, Merrill Lynch Premier Institutional Fund commenced operations as a separate series of the Trust. The Trust has a fiscal year end of April 30. The Trust's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies consistently followed by the Trust in conformity with generally accepted accounting principles.

 (a) The value of the Premier Institutional, Institutional, Rated
Institutional, Government and Treasury Fund portfolio securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the "Trustees") of the Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgment of Fund Asset Management, L.P., ("FAM") under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days or less are valued by use of the amortized cost method. Institutional Tax-Exempt Fund's portfolio securities are carried at amortized cost which approximates market value.

 For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

 (b) It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

 (c) Realized gains and losses on investments are computed on the basis of identified cost of the security sold.

 (d) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Interest income (after adjustment for amortization of premium or accretion of discount) is recorded as earned.

 (e) Prepaid registration fees are charged to income as the related shares are sold.

 (f) Repurchase agreements--The Premier Institutional Fund, the Institutional Fund, the Rated Institutional Fund and the Government Fund invest in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

 (g) During the year ended April 30, 2000, Merrill Lynch Institutional Tax-Exempt Fund reclassified amounts to reflect a decrease of $6,729 and $115,302 in accumulated capital losses and undistributed net investment income, respectively, as a result of permanent differences arising from different treatments of market discount for book and tax purposes.

2. Investment Advisory Fees and Other
Transactions with Affiliates

FAM, a subsidiary of Merrill Lynch & Co., Inc., provides investment advisory and corporate administrative services to the Trust for a fee, subject to certain limitations, at the following annual rates:

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued
================================================================================

                                Percentage of Average Daily Net Assets
                               -----------------------------------------
Premier Institutional
Fund .......................    .15%
Institutional Fund .........    .40% up to and including $250,000,000
                               plus .375% over $250,000,000 up to and
                                including $500,000,000
                               plus .35% over $500,000,000 up to and
                                including $750,000,000
                               plus .325% over $750,000,000
Rated Institutional
Fund .......................    .20%
Government Fund
and Treasury Fund ..........    .35% up to and including $500,000,000
                               plus .335% over $500,000,000 up to and
                                including $750,000,000
                               plus .32% over $750,000,000 up to and
                                including $1,000,000,000
                               plus .30% over $1,000,000,000
Institutional
Tax-Exempt Fund ............    .45% up to and including $1,500,000,000
                               plus .425% over $1,500,000,000 up to and
                                including $2,000,000,000
                               plus .40% over $2,000,000,000

 During its initial offering period, FAM agreed to waive a portion of its advisory fee for the Rated Institutional Fund. For the period ended April 30, 1999, the effective fee payable to FAM was 0.16% of the Fund's average daily assets. FAM has agreed to waive a portion of its advisory fees for the Institutional, Government, Treasury and Tax-Exempt Funds. The effective fee payable to FAM will be at the annual rate of 0.20% of each Fund's average daily net assets. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

 For the period ended April 30, 2000, FAM waived a portion of its fees amounting to $10,758,313 for the Institutional Fund, $3,018,131 for the Government Fund, $1,024,599 for the Treasury Fund and $5,377,309 for the Institutional Tax-Exempt Fund.

 All officers and certain trustees of the Trust are affiliated with Merrill Lynch & Co., Inc.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest in the Premier Institutional Fund, Institutional Fund, Rated Institutional Fund, Government Fund and Treasury Fund ($.01 par value) and Institutional Tax-Exempt Fund ($.10 par value) of a single class. At April 30, 2000, capital paid-in aggregated $14,534,673,237 for Premier Institutional Fund, $8,086,541,967 for Institutional Fund, $287,767,291 for Rated Institutional Fund, $2,604,585,343 for Government Fund, $678,851,609 for Treasury Fund and $2,055,802,972 for Institutional Tax-Exempt Fund. Transactions in shares at a constant net asset value of $1.00 per share were as follows:

                                             Year Ended April 30,
                                     ---------------------------------
Premier Institutional Fund                  2000              1999
--------------------------           ---------------   ---------------
Shares sold ........................ 162,189,841,950   118,945,464,135
Shares issued to shareholders in=
 reinvestment of dividends .........     583,456,797       383,116,366
                                     ---------------   ---------------
  Total ............................ 162,773,298,747   119,328,580,501
Shares redeemed .................... 158,868,494,343   115,344,184,289
                                     ---------------   ---------------
  Net increase .....................   3,904,804,404     3,984,396,212
                                     ===============   ===============

                                               Year Ended April 30,
                                       ---------------------------------
Institutional Fund                           2000                1999
------------------                     --------------    ---------------
Shares sold ........................   43,234,479,150     44,168,257,580
Shares issued to shareholders in
 reinvestment of dividends .........      399,231,203        364,014,371
                                       --------------     --------------
  Total ............................   43,633,710,353     44,532,271,951
Shares redeemed ....................   43,608,913,403     43,844,221,739
                                       --------------     --------------
  Net increase .....................       24,796,950        688,050,212
                                       ==============     ==============

                                             Year              Period
                                            Ended               Ended
                                          April 30,           April 30,
Rated Institutional Fund                    2000               1999
-----------------------                --------------     --------------
Shares sold ........................   2,703,108,746       4,497,694,629
Shares issued to shareholders in
 reinvestment of dividends .........     18,133,352           15,592,631
                                       -------------       -------------
  Total ............................   2,721,242,098       4,513,287,260
Shares redeemed ....................   2,871,143,082       4,075,718,985
                                       -------------       -------------
  Net increase (decrease) ..........   (149,900,984)         437,568,275
                                       =============       =============

Prior to June 15, 1998 (commencement of operations) there were 100,000 shares of beneficial interest outstanding which were owned by FAM.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued
================================================================================

                                                Year Ended April 30,
                                       -----------------------------------
Government Fund                               2000                 1999
---------------                        --------------       --------------
Shares sold ........................   17,291,527,785       14,384,418,297
Shares issued to shareholders in
 reinvestment of dividends .........      125,465,660          115,470,085
                                       --------------       --------------
  Total ............................   17,416,993,445       14,499,888,382
Shares redeemed ....................   17,449,201,846       13,977,888,964
                                       --------------       --------------
  Net increase (decrease) ..........      (32,208,401)         521,999,418
                                       ==============       ==============

                                               Year Ended April 30,
                                       ---------------------------------
Treasury Fund                                 2000               1999
-------------                          -------------       -------------
Shares sold ........................   2,721,983,100       3,344,371,792
Shares issued to shareholders in
 reinvestment of dividends .........      32,705,642          33,682,662
                                       -------------       -------------
  Total ............................   2,754,688,742       3,378,054,454
Shares redeemed ....................   2,756,221,837       3,455,926,782
                                       -------------       -------------
  Net decrease .....................      (1,533,095)        (77,872,328)
                                       =============       =============

                                              Year Ended April 30,
                                       -------------------------------
Institutional
Tax-Exempt Fund                              2000              1999
---------------                        -------------     -------------
Shares sold ........................   8,507,810,314     9,221,984,624
Shares issued to shareholders in
 reinvestment of dividends .........      71,052,924        59,822,347
                                       -------------     -------------
  Total ............................   8,578,863,238     9,281,806,971
Shares redeemed ....................   8,476,361,617     9,133,185,224
                                       -------------     -------------
  Net increase .....................     102,501,621       148,621,747
                                       =============     =============

4. Distributions

The Funds declare dividends daily, pay dividends monthly and automatically reinvest such dividends in additional Fund shares at net asset value, unless shareholders request payment in cash. Dividends for the Premier Institutional, Institutional, Rated Institutional, Government and Treasury Funds are declared from the total net investment income plus or minus realized gains or losses, if any, on investments.

 Dividends for the Institutional Tax-Exempt Fund are declared from net investment income- excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually, after deducting prior years' loss carryovers. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

 At April 30, 2000, the Institutional Tax-Exempt Fund had net capital loss carryovers of $128,519 of which $124,729 expire in the year 2003, and $3,790 expire in 2007.

5. Trustees' Fees

Each Trustee who is not affiliated with the Trust or its adviser is paid an annual fee of $36,000 by the Trust. Trustees' fees are allocated among the six series of the Trust based on the net assets under management.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
================================================================================

To the Trustees of and the Shareholders of Merrill Lynch Funds For Institutions
Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Funds For Institutions Series (the "Trust"), consisting of Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Lynch Rated Institutional Fund, Merrill Lynch Government Fund, Merrill Lynch Treasury Fund, and Merrill Lynch Institutional Tax-Exempt Fund (the "Funds"), each a separate series of the Trust, as of April 30, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Merrill Lynch Funds For Institutions Series as of April 30, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 26, 2000

ADMINISTRATOR & DISTRIBUTOR Merrill Lynch Funds Distributor, Inc.
One Financial Center -- 23rd Floor
Boston, Massachusetts 02111

INVESTMENT ADVISER
Fund Asset Management, L.P.
P.O. Box 9011
Princeton, N.J. 08543-9011

CUSTODIAN & TRANSFER AGENT
State Street Bank & Trust Company
P.O. Box 8118
Boston, Massachusetts 02266-8118

LEGAL COUNSEL

Clifford Chance Rogers & Wells

200 Park Avenue
New York, New York 10166

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Each Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Funds is neither insured nor guaranteed by the U.S. Government.

#WWANRPT5/00

[Logo] Merrill Lynch

Annual Report

Merrill Lynch Funds
For Institutions Series

Merrill Lynch Premier
  Institutional Fund

Merrill Lynch
  Institutional Fund

 Merrill Lynch Rated
  Institutional Fund

 Merrill Lynch
  Government Fund

Merrill Lynch
  Treasury Fund

Merrill Lynch Institutional
  Tax-Exempt Fund

April 30, 2000